UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3956
                                   ------------


                            AXP STRATEGY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
   Equity
      Value
        Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.Table of Contents

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             7

Financial Statements                                                 10

Notes to Financial Statements                                        13

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF SEPT. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                          Warren Spitz
Since                                                             11/00
Years in industry                                                    19

FUND OBJECTIVE

For investors seeking growth of capital and income.

Inception dates
A: 3/20/95      B: 5/14/84      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IEVAX        B: INEGX        C: --           Y: --

Total net assets                                         $1.136 billion

Number of holdings                                                   88

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
  X                        LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials  28.7%
Industrials  20.7%
Energy  12.1%
Materials  10.9%
Consumer discretionary  8.5%
Telecommunications  7.6%
Technology  5.5%
Health care  2.6%
Utilities  1.7%
Short-term securities  1.0%
Consumer staples  0.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Finance companies)                                         3.6%
Caterpillar (Machinery)                                               3.2
XL Capital Cl A (Insurance)                                           2.9
Intl Paper (Paper & packaging)                                        2.9
Travelers Property Casualty Cl A (Insurance)                          2.7
Loews (Insurance)                                                     2.6
Illinois Tool Works (Machinery)                                       2.5
BP ADR (Energy)                                                       2.4
ChevronTexaco (Energy)                                                2.2
Burlington Northern Santa Fe
  (Industrial transportation)                                         2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Warren Spitz, AXP Equity Value Fund's portfolio manager, details the Fund's positioning and results for the first half of the current fiscal year.

Q:   How did AXP Equity Value Fund perform for the six months ended
     Sept. 30, 2003?

A: Capitalizing on the long-awaited stock rally that began in mid-March 2003, AXP Equity Value Fund's Class A shares (excluding sales charge) advanced 23.17% for the six months ended Sept. 30, 2003. The Fund outperformed its benchmark, the Russell 1000(R) Value Index, which gained 19.70% and the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which returned 18.70% for the period.

Q:   How did the Fund's positioning affect  its performance?

A: Strong stock selection helped the Fund perform well in many sectors. Positioning in the transportation sector was a particularly significant factor due to a tactical purchase of airline stocks in March and April of 2003. At that time, we believed the stage was set for a turnaround in the airline industry, given lower energy prices and an improved travel outlook. When AMR, the parent of American Airlines, resolved its labor dispute and avoided bankruptcy, we added to our existing AMR holdings and

(bar chart)

                   PERFORMANCE COMPARISON
        For the six-month period ended Sept. 30, 2003

25%      (bar 1)
         +23.17%           (bar 2)          (bar 3)
20%                        +19.70%          +18.70%

15%

10%

 5%

 0%

(bar 1)  AXP Equity Value Fund Class A (excluding sales charge)
(bar 2)  Russell 1000(R) Value Index(1) (unmanaged)
(bar 3)  Lipper Large-Cap Value Funds Index(2)

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Strong stock selection helped the Fund perform well in many sectors.(end callout quote)

     initiated positions in Delta, Continental and Northwest Airlines. Although the positions were small, the magnitude of the airline sector's subsequent gains provided a significant positive affect for the Fund.

     The Fund also benefited from our strategic overweight in industrial stocks, particularly producer durables, which performed very well during the past six months. Heavy machinery company Caterpillar was a strong performer. The company reported good second quarter earnings results despite a difficult environment, leading investors to conclude that it should do very well with the tailwind of an improving economy.

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                          Class A                      Class B                  Class C                  Class Y
(Inception dates)        (3/20/95)                    (5/14/84)                (6/26/00)                (3/20/95)
                    NAV(1)       POP(2)        NAV(1)     After CDSC(3)   NAV(1)  After CDSC(4)    NAV(5)       POP(5)
6 months*         +23.17%      +16.08%       +22.68%       +17.68%      +22.66%     +21.66%       +23.24%      +23.24%
1 year            +25.96%      +18.72%       +24.97%       +20.97%      +24.97%     +24.97%       +26.14%      +26.14%
5 years            +0.96%       -0.23%        +0.19%        +0.05%         N/A         N/A         +1.10%       +1.10%
10 years             N/A          N/A         +5.93%        +5.93%         N/A         N/A           N/A          N/A
Since inception    +7.17%       +6.42%          N/A           N/A        -5.11%      -5.11%        +7.33%       +7.33%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     The Fund's lower-than-index position in technology had a modest negative effect during the period. However, our technology holdings generally performed well.

Q:   What changes did you make to  the portfolio?

A: We reduced the Fund's energy weighting in the second quarter of 2003. We were not negative on these positions, but saw better opportunities in other areas.

     During the period, the Fund took profits in some financials stocks and several of our airline positions that had made significant advances.

     At the end of the six-month period, we added to the Fund's energy position. We anticipate a long-term trend of higher energy prices, resulting from the difficulty of replacing global energy reserves. Although the energy sector hasn't performed particularly well recently, we believe these companies will benefit from higher price levels.

     We also added modestly to telecommunications services companies, which have faced a difficult business environment. Though these stocks have lagged the major market advance, we believe they will eventually catch up.

Q:   How are you positioning the Fund for the coming months?

A: Positives for the U.S. equity market include the expansionary fiscal and monetary policies that remain in effect. While we believe the economy will still be strong next year, if the stock market continues to advance, we may position the portfolio more conservatively for 2004.

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6   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Equity Value Fund
Sept. 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.2%)
Issuer                                        Shares                Value(a)

Aerospace & defense (4.6%)
Boeing                                       388,000              $13,320,040
Honeywell Intl                               629,600               16,589,960
United Technologies                          292,600               22,612,128
Total                                                              52,522,128

Airlines (2.8%)
AMR                                        1,095,000(b)            12,537,750
Continental Airlines Cl B                    614,600(b)            10,190,068
Delta Air Lines                              358,100                4,762,730
Northwest Airlines Cl A                      484,700(b)             4,701,590
Total                                                              32,192,138

Banks and savings & loans (3.7%)
Bank of America                              173,100               13,508,724
U.S. Bancorp                                 485,000               11,635,150
Wachovia                                     133,600                5,502,984
Washington Mutual                            294,400               11,590,528
Total                                                              42,237,386

Broker dealers (4.1%)
J.P. Morgan Chase                            219,600                7,538,868
Lehman Brothers Holdings                     160,800               11,108,064
Merrill Lynch & Co                           290,000               15,523,700
Morgan Stanley                               235,000               11,858,100
Total                                                              46,028,732

Building materials & construction (1.2%)
Cemex ADR                                    561,516(c)            14,009,824

Cable (1.5%)
Comcast Cl A                                 534,200(b)            16,496,096

Cellular telecommunications (1.1%)
Vodafone Group ADR                           602,100(c)            12,192,525

Chemicals (3.0%)
Air Products & Chemicals                     435,400               19,636,540
Dow Chemical                                 250,000                8,135,000
du Pont (EI) de Nemours                      170,000                6,801,700
Total                                                              34,573,240

Computer hardware (1.6%)
Hewlett-Packard                              950,000               18,392,000

Computer software & services (2.3%)
Computer Associates Intl                     467,500               12,206,425
Intl Business Machines                       163,000               14,397,790
Total                                                              26,604,215

Electronics (0.7%)
Taiwan Semiconductor Mfg ADR                 783,000(c)             8,479,890

Energy (9.2%)
Anadarko Petroleum                           152,800                6,380,928
BP ADR                                       651,000(c)            27,407,100
Burlington Resources                          57,400                2,766,680
ChevronTexaco                                352,200               25,164,690
ConocoPhillips                               389,400               21,319,650
EnCana                                       160,700(c)             5,846,266
Petroleo Brasileiro ADR                      687,300(c)            15,759,789
Total                                                             104,645,103

Energy equipment & services (3.0%)
Baker Hughes                                 301,700                8,927,303
Halliburton                                  199,000                4,825,750
Schlumberger                                 183,000                8,857,200
Transocean                                   590,000(b)            11,800,000
Total                                                              34,410,253

Engineering & construction (1.1%)
Hanson ADR                                   400,000(c)            12,792,000

Environmental services (0.9%)
Waste Management                             377,500                9,879,175

Finance companies (3.6%)
Citigroup                                    906,400               41,250,264

Financial services (3.4%)
Capital One Financial                        385,300               21,977,512
Fannie Mae                                   240,200               16,862,040
Total                                                              38,839,552

Furniture & appliances (1.4%)
Whirlpool                                    227,000               15,383,790

See accompanying notes to investments in securities.

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7   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                        Shares                Value(a)

Health care products (2.3%)
Baxter Intl                                  727,000              $21,126,620
Schering-Plough                              306,700                4,674,108
Total                                                              25,800,728

Health care services (0.4%)
HCA                                          122,000                4,496,920

Industrial transportation (2.9%)
Burlington Northern Santa Fe                 825,000               23,817,750
Union Pacific                                155,000                9,016,350
Total                                                              32,834,100

Insurance (13.1%)
ACE                                          350,900(c)            11,607,772
American Intl Group                           95,100                5,487,270
Chubb                                        126,600                8,213,808
Hartford Financial Services Group            135,800                7,147,154
Lincoln Natl                                 410,200               14,512,876
Loews                                        742,500               29,974,725
Travelers Property Casualty Cl A           1,923,057               30,538,145
UnumProvident                                520,000                7,680,400
XL Capital Cl A                              436,800(c)            33,825,792
Total                                                             148,987,942

Leisure time & entertainment (3.0%)
AOL Time Warner                              808,900(b)            12,222,479
Carnival                                     440,000               14,471,600
Viacom Cl B                                  182,500                6,989,750
Total                                                              33,683,829

Machinery (6.8%)
Caterpillar                                  527,700               36,326,868
Illinois Tool Works                          435,800               28,876,108
Parker-Hannifin                              263,400               11,773,980
Total                                                              76,976,956

Metals (2.7%)
Alcoa                                        752,100               19,674,936
Nucor                                        235,900               10,823,092
Total                                                              30,498,028

Multi-industry (1.8%)
Tyco Intl                                    985,300(c)            20,129,679

Paper & packaging (3.2%)
Abitibi-Consolidated                         384,700(c)             2,692,900
Intl Paper                                   851,400               33,221,628
Total                                                              35,914,528

Precious metals (0.9%)
Freeport McMoRan
  Cooper & Gold Cl B                         292,900                9,694,990

Real estate investment trust (1.1%)
Crescent Real Estate Equities                854,800               12,394,600

Retail -- general (2.8%)
May Dept Stores                              438,600               10,802,718
Penney (JC)                                  518,300               11,076,071
Target                                       272,200               10,242,886
Total                                                              32,121,675

Retail -- grocery (0.7%)
Safeway                                      340,325(b)             7,807,056

Telecom equipment & services (1.0%)
Nokia ADR                                    735,000(c)            11,466,000

Utilities -- electric (1.7%)
Consolidated Edison                          137,400                5,600,424
Dominion Resources                            44,600                2,760,740
Exelon                                        97,900                6,216,650
FirstEnergy                                   71,900                2,293,610
FPL Group                                     44,300                2,799,760
Total                                                              19,671,184

Utilities -- telephone (5.6%)
AT&T                                         529,160               11,403,398
BellSouth                                    494,200               11,702,656
SBC Communications                           748,100               16,645,225
Sprint (FON Group)                           185,300                2,798,030
Verizon Communications                       635,000               20,599,400
Total                                                              63,148,709

Total common stocks
(Cost: $1,139,021,801)                                         $1,126,555,235

See accompanying notes to investments in securities.

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8   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Preferred stocks (0.8%)
Issuer                                        Shares                Value(a)

Xerox
  6.25% Cv                                    22,540               $2,306,744
  7.50% Cv                                   110,000(d)             7,108,750

Total preferred stocks
(Cost: $7,754,000)                                                 $9,415,494

Short-term securities (1.0%)
Issuer                   Annualized           Amount                Value(a)
                        yield on date       payable at
                         of purchase         maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
  12-15-03                  1.05%         $7,600,000               $7,583,530
Federal Natl Mtge Assn Disc Nt
  12-01-03                  1.07           3,700,000                3,693,481

Total short-term securities
(Cost: $11,276,666)                                               $11,277,011

Total investments in securities
(Cost: $1,158,052,467)(e)                                      $1,147,247,740

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 15.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At Sept. 30, 2003, the cost of securities for federal income tax purposes was approximately $1,158,052,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $  96,477,000
     Unrealized depreciation                                     (107,281,000)
                                                                 ------------
     Net unrealized depreciation                                $ (10,804,000)
                                                                -------------

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9   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

Sept. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,158,052,467)                                                                  $1,147,247,740
Capital shares receivable                                                                                     6,604
Dividends and accrued interest receivable                                                                 1,054,285
Receivable for investment securities sold                                                                   897,987
                                                                                                            -------
Total assets                                                                                          1,149,206,616
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                            89,021
Capital shares payable                                                                                       37,592
Payable upon return of securities loaned (Note 5)                                                        13,116,000
Accrued investment management services fee                                                                   16,088
Accrued distribution fee                                                                                     14,300
Accrued service fee                                                                                              11
Accrued transfer agency fee                                                                                   6,599
Accrued administrative services fee                                                                           1,147
Other accrued expenses                                                                                       76,878
                                                                                                             ------
Total liabilities                                                                                        13,357,636
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,135,848,980
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,451,930
Additional paid-in capital                                                                            1,496,597,954
Undistributed net investment income                                                                       3,020,843
Accumulated net realized gain (loss) (Note 7)                                                          (354,417,098)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (10,804,649)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $1,135,848,980
                                                                                                     ==============
Net assets applicable to outstanding shares:               Class A                                   $  818,924,040
                                                           Class B                                   $  309,986,558
                                                           Class C                                   $    2,999,316
                                                           Class Y                                   $    3,939,066
Net asset value per share of outstanding capital stock:    Class A shares      104,720,269           $         7.82
                                                           Class B shares       39,584,024           $         7.83
                                                           Class C shares          385,588           $         7.78
                                                           Class Y shares          503,138           $         7.83
                                                                                   -------           --------------
*Including securities on loan, at value (Note 5)                                                     $   12,514,850
                                                                                                     --------------

See accompanying notes to financial statements.

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10   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Equity Value Fund

Six months ended Sept. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                              $ 13,677,559
Interest                                                                                                     13,579
Fee income from securities lending (Note 5)                                                                  37,686
   Less foreign taxes withheld                                                                             (154,160)
                                                                                                           --------
Total income                                                                                             13,574,664
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        2,479,794
Distribution fee
   Class A                                                                                                1,004,925
   Class B                                                                                                1,670,298
   Class C                                                                                                   15,250
Transfer agency fee                                                                                       1,270,287
Incremental transfer agency fee
   Class A                                                                                                   92,507
   Class B                                                                                                   77,683
   Class C                                                                                                      889
Service fee -- Class Y                                                                                        1,724
Administrative services fees and expenses                                                                   219,488
Compensation of board members                                                                                 6,125
Custodian fees                                                                                               42,801
Printing and postage                                                                                        153,650
Registration fees                                                                                            22,251
Audit fees                                                                                                   12,500
Other                                                                                                         8,201
                                                                                                              -----
Total expenses                                                                                            7,078,373
    Earnings credits on cash balances (Note 2)                                                               (6,871)
                                                                                                             ------
Total net expenses                                                                                        7,071,502
                                                                                                          ---------
Investment income (loss) -- net                                                                           6,503,162
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (42,073,436)
   Foreign currency transactions                                                                                121
                                                                                                                ---
Net realized gain (loss) on investments                                                                 (42,073,315)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   263,064,154
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   220,990,839
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $227,494,001
                                                                                                       ============

See accompanying notes to financial statements.

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11   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Equity Value Fund

                                                                                 Sept. 30, 2003       March 31, 2003
                                                                                Six months ended        Year ended
                                                                                   (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                 $    6,503,162       $   12,804,159
Net realized gain (loss) on investments                                            (42,073,315)        (296,234,322)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              263,064,154         (281,726,532)
                                                                                   -----------         ------------
Net increase (decrease) in net assets resulting from operations                    227,494,001         (565,156,695)
                                                                                   -----------         ------------
Distributions to shareholders from:
   Net investment income
   Class A                                                                          (5,299,350)          (9,730,508)
   Class B                                                                            (989,445)          (1,500,901)
   Class C                                                                              (8,502)             (12,416)
   Class Y                                                                             (27,023)             (37,123)
                                                                                       -------              -------
Total distributions                                                                 (6,324,320)         (11,280,948)
                                                                                    ----------          -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          68,071,970          171,394,521
   Class B shares                                                                   11,762,955           40,334,553
   Class C shares                                                                      304,194              981,504
   Class Y shares                                                                    1,473,119            2,429,652
Reinvestment of distributions at net asset value
   Class A shares                                                                    5,192,842            9,521,607
   Class B shares                                                                      976,238            1,480,743
   Class C shares                                                                        8,378               12,304
   Class Y shares                                                                       27,023               37,123
Payments for redemptions
   Class A shares                                                                  (89,045,392)        (255,631,790)
   Class B shares (Note 2)                                                         (91,658,427)        (269,433,056)
   Class C shares (Note 2)                                                            (566,936)          (1,144,528)
   Class Y shares                                                                     (915,198)          (1,566,270)
                                                                                      --------           ----------
Increase (decrease) in net assets from capital share transactions                  (94,369,234)        (301,583,637)
                                                                                   -----------         ------------
Total increase (decrease) in net assets                                            126,800,447         (878,021,280)
Net assets at beginning of period                                                1,009,048,533        1,887,069,813
                                                                                 -------------        -------------
Net assets at end of period                                                     $1,135,848,980       $1,009,048,533
                                                                                ==============       ==============
Undistributed net investment income                                             $    3,020,843       $    2,842,001
                                                                                --------------       --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Equity Value Fund
(Unaudited as to Sept. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
13   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
14   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $455,014 for the six months ended Sept. 30, 2003.

--------------------------------------------------------------------------------
15   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan) non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.
Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $220,316 for Class A, $138,176 for Class B and $296 for Class C for the six months ended Sept. 30, 2003.

During the six months ended Sept. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $6,871 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
16   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $208,683,532 and $297,888,806, respectively, for the six months ended Sept. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $1,180 for the six months ended Sept. 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        Six months ended Sept. 30, 2003
                                            Class A         Class B      Class C      Class Y
Sold                                      8,771,532       1,565,222       40,970      192,906
Issued for reinvested distributions         653,620         123,603        1,067        3,393
Redeemed                                (11,809,369)    (11,924,667)     (75,636)    (120,728)
                                        -----------     -----------      -------     --------
Net increase (decrease)                  (2,384,217)    (10,235,842)     (33,599)      75,571
                                         ----------     -----------      -------       ------

                                                           Year ended March 31, 2003
                                            Class A         Class B      Class C      Class Y
Sold                                     22,566,733       5,248,418      127,713      330,777
Issued for reinvested distributions       1,331,930         200,446        1,705        5,217
Redeemed                                (35,222,535)    (36,088,798)    (162,176)    (217,952)
                                        -----------     -----------     --------     --------
Net increase (decrease)                 (11,323,872)    (30,639,934)     (32,758)     118,042
                                        -----------     -----------      -------      -------

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $12,514,850 were on loan to brokers. For collateral, the Fund received $13,116,000 in cash. Income from securities lending amounted to $37,686 for the six months ended Sept. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2003.

--------------------------------------------------------------------------------
17   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax proposes, the Fund has a capital loss carry-over of $307,279,175 as of March 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(g)       2003      2002       2001    2000
Net asset value, beginning of period                                       $6.39       $ 9.45    $10.31     $10.95  $11.32
Income from investment operations:
Net investment income (loss)                                                 .05          .10       .09        .08     .10
Net gains (losses) (both realized and unrealized)                           1.43        (3.08)     (.10)      (.39)    .65
Total from investment operations                                            1.48        (2.98)     (.01)      (.31)    .75
Less distributions:
Dividends from net investment income                                        (.05)        (.08)     (.09)      (.09)   (.09)
Distributions from realized gains                                             --           --      (.76)      (.24)  (1.03)
Total distributions                                                         (.05)        (.08)     (.85)      (.33)  (1.12)
Net asset value, end of period                                             $7.82       $ 6.39    $ 9.45     $10.31  $10.95

Ratios/supplemental data
Net assets, end of period (in millions)                                     $819         $685    $1,119       $956    $961
Ratio of expenses to average daily net assets(c)                           1.01%(d)     1.00%     1.03%       .95%    .92%
Ratio of net investment income (loss) to average daily net assets          1.35%(d)     1.22%      .91%       .75%    .88%
Portfolio turnover rate (excluding short-term securities)                    19%          38%       61%        97%     59%
Total return(e)                                                           23.17%(f)   (31.58%)     .10%     (2.76%)  6.87%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
18   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(g)       2003      2002       2001    2000
Net asset value, beginning of period                                       $6.40       $ 9.46    $10.31     $10.94  $11.33
Income from investment operations:
Net investment income (loss)                                                 .02          .03        --         --     .02
Net gains (losses) (both realized and unrealized)                           1.43        (3.07)     (.08)      (.39)    .63
Total from investment operations                                            1.45        (3.04)     (.08)      (.39)    .65
Less distributions:
Dividends from net investment income                                        (.02)        (.02)     (.01)        --    (.01)
Distributions from realized gains                                             --           --      (.76)      (.24)  (1.03)
Total distributions                                                         (.02)        (.02)     (.77)      (.24)  (1.04)
Net asset value, end of period                                             $7.83       $ 6.40    $ 9.46     $10.31  $10.94

Ratios/supplemental data
Net assets, end of period (in millions)                                     $310         $319      $761       $970  $1,414
Ratio of expenses to average daily net assets(c)                           1.78%(d)     1.77%     1.78%      1.70%   1.67%
Ratio of net investment income (loss) to average daily net assets           .61%(d)      .44%      .13%      (.01%)   .13%
Portfolio turnover rate (excluding short-term securities)                    19%          38%       61%        97%     59%
Total return(e)                                                           22.68%(f)   (32.13%)    (.62%)    (3.47%)  6.03%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(g)       2003      2002      2001(b)
Net asset value, beginning of period                                       $6.36       $ 9.40    $10.27     $10.37
Income from investment operations:
Net investment income (loss)                                                 .02          .03       .01         --
Net gains (losses) (both realized and unrealized)                           1.42        (3.04)     (.10)       .18
Total from investment operations                                            1.44        (3.01)     (.09)       .18
Less distributions:
Dividends from net investment income                                        (.02)        (.03)     (.02)      (.04)
Distributions from realized gains                                             --           --      (.76)      (.24)
Total distributions                                                         (.02)        (.03)     (.78)      (.28)
Net asset value, end of period                                             $7.78       $ 6.36    $ 9.40     $10.27

Ratios/supplemental data
Net assets, end of period (in millions)                                       $3           $3        $4         $1
Ratio of expenses to average daily net assets(c)                           1.79%(d)     1.79%     1.81%      1.70%(d)
Ratio of net investment income (loss) to average daily net assets           .58%(d)      .44%      .14%       .07%(d)
Portfolio turnover rate (excluding short-term securities)                    19%          38%       61%        97%
Total return(e)                                                           22.66%(f)   (32.09%)    (.66%)     1.82%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(g)       2003      2002       2001    2000
Net asset value, beginning of period                                       $6.40       $ 9.46    $10.32     $10.96  $11.34
Income from investment operations:
Net investment income (loss)                                                 .06          .11       .11        .09     .12
Net gains (losses) (both realized and unrealized)                           1.43        (3.07)     (.11)      (.39)    .63
Total from investment operations                                            1.49        (2.96)       --       (.30)    .75
Less distributions:
Dividends from net investment income                                        (.06)        (.10)     (.10)      (.10)   (.10)
Distributions from realized gains                                             --           --      (.76)      (.24)  (1.03)
Total distributions                                                         (.06)        (.10)     (.86)      (.34)  (1.13)
Net asset value, end of period                                             $7.83       $ 6.40    $ 9.46     $10.32  $10.96

Ratios/supplemental data
Net assets, end of period (in millions)                                       $4           $3        $3         $2      $1
Ratio of expenses to average daily net assets(c)                            .84%(d)      .83%      .86%       .79%    .77%
Ratio of net investment income (loss) to average daily net assets          1.51%(d)     1.40%     1.06%       .94%   1.02%
Portfolio turnover rate (excluding short-term securities)                    19%          38%       61%        97%     59%
Total return(e)                                                           23.24%(f)   (31.41%)     .28%     (2.62%)  6.91%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
21   --   AXP EQUITY VALUE FUND   --   2003 SEMIANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's next published Statement of Additional Information (SAI) which will be available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Focused
     Growth
          Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Focused Growth Fund seeks to provide shareholders with long-term capital growth.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       10

Notes to Financial Statements              13

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF SEPT. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                         Gordon Fines*
Since                                                             11/03
Years in industry                                                    36

* As of Sept. 30, 2003, the portfolio managers were Dan Rivera and C. Steven Brennaman.

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 6/26/00      B: 6/26/00      C: 6/26/00      Y: 6/26/00

Ticker symbols
A: AFAFX        B: AFTBX        C: --           Y: --

Total net assets                                          $49.7 million

Number of holdings                                                   50

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                     X     LARGE
                     X     MEDIUM  SIZE
                           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 28.0%
Health care 25.5%
Consumer discretionary 17.5%
Industrials 13.4%
Consumer staples 5.1%
Materials 3.8%
Short-term securities 3.7%
Financials 2.0%
Energy 1.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsoft (Computer software & services)                              6.8%
Pfizer (Health care products)                                         6.6
General Electric (Multi-industry)                                     5.7
Intel (Electronics)                                                   3.7
Cisco Systems (Computer hardware)                                     3.5
Johnson & Johnson (Health care products)                              3.1
EMC (Computer hardware)                                               2.7
Home Depot (Retail -- general)                                        2.6
Amgen (Health care products)                                          2.5
Medtronic (Health care products)                                      2.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Funds that concentrate investments in a limited number of securities may involve greater risks and more price volatility than more diversified funds. Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

                            WITH PORTFOLIO MANAGEMENT

On Nov. 19, 2003 Gordon Fines was named Portfolio Manager of AXP Focused Growth Fund. The discussion below details the Fund's results and positioning during the first half of fiscal year 2003.

Q: How did AXP Focused Growth Fund perform for the six months ended Sept. 30, 2003?

A: AXP Focused Growth Fund advanced 16.67% (Class A shares, excluding sales charge) for the six-month period ended Sept. 30, 2003. This was less than the average peer group return of 17.13%, as represented by the Lipper Large-Cap Growth Funds Index, and the 18.78% return of the benchmark Russell 1000(R) Growth Index.

Q:   What factors most significantly influenced performance?

A: Before the fiscal period began, we positioned the Fund to benefit from a strong economic recovery despite a fair amount of market skepticism about the U.S. economy. We accomplished this by focusing on quality companies and creating a cyclical tilt in the portfolio, emphasizing the technology, consumer cyclical and industrial sectors.

     The six-month time frame offered two distinct periods of performance for the Fund. From April to June, as the stock market rallied tremendously, low quality stocks with weak fundamentals in both the technology and telecommunications

(bar chart)

                     PERFORMANCE COMPARISON
      For the six-month period ended Sept. 30, 2003

20%      (bar 1)           (bar 2)          (bar 3)
         +16.67%           +18.78%          +17.13%
15%

10%

 5%

 0%

(bar 1)  AXP Focused Growth Fund Class A (excluding sales charge)
(bar 2)  Russell 1000(R) Growth Index(1) (unmanaged)
(bar 3)  Lipper Large-Cap Growth Funds Index(2)

(1) Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the growth subset of the Russell 1000(R) Index, which is composed of the largest 1,000 companies in the U.S. These companies have higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Overall, the Fund's performance benefited from its larger-than-index position in technology, consumer cyclical and industrial sectors and its stock selection within those sectors.(end callout quote)

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                             Class A                   Class B                     Class C                     Class Y
(Inception dates)           (6/26/00)                 (6/26/00)                   (6/26/00)                   (6/26/00)
                        NAV(1)     POP(2)       NAV(1)    After CDSC(3)      NAV(1)    After CDSC(4)     NAV(5)     POP(5)
6 months*               +16.67%    +9.95%       +15.49%      +10.49%         +16.31%      +15.31%        +16.55%    +16.55%
1 year                  +20.86%    +13.90%      +19.71%      +15.71%         +19.71%      +19.71%        +20.71%    +20.71%
Since inception         -28.32%    -29.61%      -28.90%      -29.56%         -28.85%      -28.85%        -28.19%    -28.19%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     sectors turned in the best results. Although the Fund had a larger-than-index position in technology, the Fund underperformed because we held stocks that we believed were higher quality holdings. The opposite was true from July through September as the market began to believe in the economic recovery, and rewarded some quality companies. The Fund outpaced both its peer group and the Russell benchmark during the last three months of the semiannual period.

     Overall, the Fund's performance benefited from its larger-than-index position in technology, consumer cyclical and industrial sectors and our stock selection within those sectors. In addition, good stock picking in the health care sector aided the Fund's results, although the Fund held fewer stocks in this area than were in its benchmark. Some of the individual holdings that helped the Fund included two retail firms, Kohl's and Home Depot, as well as many technology names such as Mentor Graphics, EMC, Cisco Systems and Adobe Systems. In this strong market environment, there were relatively few disappointments in the portfolio. However, three holdings that were detrimental to returns during the six months were retail chain TJ Maxx, offshore drilling company Ensco International and health care facilities operator LifePoint Hospitals.

Q:   What changes did you make to the portfolio during the period?

A: Many Fund holdings performed well during the six months, so we trimmed back or sold off some of these positions and put the money to work in new ideas. Overall, the Fund's portfolio turnover rate during the latest fiscal period (157%) was consistent with our concentrated portfolio investment style. For example, we substantially cut the Fund's financial sector exposure early in the period by selling some of its brokerage, credit card and banking holdings. In September, we reduced the Fund's heavy technology positioning in favor of more health care stocks. So far this year, the health care sector has shown mostly lackluster performance and we believe it may be poised to outperform in the coming months. We also increased the Fund's holdings in the consumer staples area late in the period, although the Fund's positioning in this sector is still lower than that of the index.

--------------------------------------------------------------------------------
6   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     Among the new stocks we added, computer-networking company Cerner Corp. has proved most beneficial. This stock took a beating earlier in the year but our fundamental analysis showed that the company would do well. It turned out to be a great holding for the Fund during the period. At the end of the six months, the Fund's five largest holdings were General Electric, Intel, Cisco Systems, Pfizer and Microsoft. As of September 30, the Fund had greater-than-index positions in energy, industrial basic, industrial cyclicals and technology.

Q:   How do you plan to position the Fund in the coming months?

A: The Fund will continue to emphasize higher quality companies with real earnings and operational value and avoid the lower quality stocks that have seen a recent run-up in value. If we become more convinced about the length and strength of the market recovery, we may reduce the number of holdings in the portfolio from 50 stocks (as of Sept. 30, 2003) to around 35 stocks. Because fewer holdings will increase the risk level for the Fund, our conviction will need to be stronger than it is currently for us to make that move.

--------------------------------------------------------------------------------
7   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Focused Growth Fund
Sept. 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.7%)
Issuer                                         Shares                Value(a)

Chemicals (1.4%)
Rohm & Haas                                    21,200                $709,140

Computer hardware (8.2%)
Cisco Systems                                  87,800(b)            1,715,612
Dell                                           29,950(b)            1,000,031
EMC                                           105,600(b)            1,333,728
Total                                                               4,049,371

Computer software & services (10.7%)
Juniper Networks                               51,700(b)              771,364
Microsoft                                     121,200               3,368,148
VERITAS Software                               37,100(b)            1,164,940
Total                                                               5,304,452

Electronics (9.0%)
Altera                                         23,600(b)              446,040
Analog Devices                                 13,500(b)              513,270
Applied Materials                              30,600(b)              555,084
GrafTech Intl                                  19,500(b)              156,000
Intel                                          67,000               1,843,170
Micron Technology                              71,900(b)              964,898
Total                                                               4,478,462

Energy equipment & services (1.0%)
Weatherford Intl                               13,600(b)              513,808

Engineering & construction (1.0%)
Chicago Bridge & Iron                          18,900                 513,324

Financial services (2.0%)
Goldman Sachs Group                            11,900                 998,410

Food (1.7%)
Dean Foods                                     26,500(b)              822,295

Furniture & appliances (1.3%)
Stanley Works                                  21,400                 631,728

Health care products (23.2%)
Abbott Laboratories                            23,300                 991,415
Amgen                                          19,300(b)            1,246,201
Baxter Intl                                    28,000                 813,680
Boston Scientific                              12,200(b)              778,360
Esperion Therapeutics                          20,000(b)              389,800
Johnson & Johnson                              31,000               1,535,120
Medtronic                                      25,800               1,210,536
Pfizer                                        107,200               3,256,736
Wyeth                                          18,100                 834,410
Zoll Medical                                   15,500                 496,775
Total                                                              11,553,033

Health care services (2.1%)
Cerner                                         10,900(b)              336,483
Priority Healthcare Cl B                       34,200(b)              702,468
Total                                                               1,038,951

Industrial transportation (1.7%)
Swift Transportation                           36,400(b)              825,916

Leisure time & entertainment (1.9%)
Harley-Davidson                                19,200                 925,440

Machinery (4.9%)
Asyst Technologies                             56,600(b)              796,362
Caterpillar                                    10,600                 729,704
Thermo Electron                                41,600(b)              902,720
Total                                                               2,428,786

Media (3.4%)
Amazon.com                                     22,100(b)            1,068,756
Omnicom Group                                   8,925                 641,261
Total                                                               1,710,017

Metals (2.3%)
Alcoa                                          18,800                 491,808
Quanex                                         19,700                 661,920
Total                                                               1,153,728

Multi-industry (5.7%)
General Electric                               94,600               2,820,026

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                         Shares                Value(a)

Retail -- drugstores (1.9%)
Walgreen                                       30,800                $943,712

Retail -- general (9.3%)
Best Buy                                       19,500(b)              926,640
Dollar Tree Stores                             20,300(b)              680,050
Home Depot                                     39,900               1,270,815
Kohl's                                          4,700(b)              251,450
Overture Services                              19,100(b)              505,959
Target                                         12,900                 485,427
Wal-Mart Stores                                 8,700                 485,895
Total                                                               4,606,236

Retail -- grocery (1.5%)
SUPERVALU                                      32,000                 763,520

Textiles & apparel (1.5%)
Jones Apparel Group                            24,800                 742,264

Total common stocks
(Cost: $44,680,774)                                               $47,532,619

Short-term securities (3.6%)
Issuer                 Annualized              Amount                 Value(a)
                      yield on date          payable at
                       of purchase            maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nts
   12-04-03               1.06%              $200,000                $199,630
   12-18-03               1.06                500,000                 498,874
Federal Natl Mtge Assn Disc Nt
   11-26-03               1.07              1,100,000               1,098,277

Total short-term securities
(Cost: $1,796,649)                                                 $1,796,781

Total investments in securities
(Cost: $46,477,423)(c)                                            $49,329,400

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) At Sept. 30, 2003, the cost of securities for federal income tax purposes was approximately $46,477,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $3,378,000
     Unrealized depreciation                                         (526,000)
                                                                     --------
     Net unrealized appreciation                                   $2,852,000
                                                                   ----------

--------------------------------------------------------------------------------
9   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Focused Growth Fund

Sept. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $46,477,423)                                                                      $  49,329,400
Cash in bank on demand deposit                                                                              388,030
Dividends and accrued interest receivable                                                                    24,304
Receivable for investment securities sold                                                                   853,435
                                                                                                            -------
Total assets                                                                                             50,595,169
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                       16,081
Payable for investment securities purchased                                                                 835,663
Accrued investment management services fee                                                                      899
Accrued distribution fee                                                                                        710
Accrued transfer agency fee                                                                                     688
Accrued administrative services fee                                                                              83
Other accrued expenses                                                                                       57,463
                                                                                                             ------
Total liabilities                                                                                           911,587
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                    $  49,683,582
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     298,220
Additional paid-in capital                                                                              149,218,496
Net operating loss                                                                                         (140,373)
Accumulated net realized gain (loss) (Note 7)                                                          (102,544,738)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     2,851,977
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                              $  49,683,582
                                                                                                      =============
Net assets applicable to outstanding shares:              Class A                                     $  32,178,133
                                                          Class B                                     $  16,183,758
                                                          Class C                                     $   1,306,902
                                                          Class Y                                     $      14,789
Net asset value per share of outstanding capital stock:   Class A shares        19,161,066            $        1.68
                                                          Class B shares         9,854,609            $        1.64
                                                          Class C shares           797,528            $        1.64
                                                          Class Y shares             8,748            $        1.69
                                                                                     -----            -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Focused Growth Fund

Six months ended Sept. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                                $  240,239
Interest                                                                                                     12,349
   Less foreign taxes withheld                                                                                  (85)
                                                                                                                ---
Total income                                                                                                252,503
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          137,258
Distribution fee
   Class A                                                                                                   40,277
   Class B                                                                                                   82,717
   Class C                                                                                                    6,469
Transfer agency fee                                                                                         119,930
Incremental transfer agency fee
   Class A                                                                                                    8,383
   Class B                                                                                                    7,446
   Class C                                                                                                      528
Service fee -- Class Y                                                                                            7
Administrative services fees and expenses                                                                    15,709
Compensation of board members                                                                                 4,022
Custodian fees                                                                                               21,986
Printing and postage                                                                                         23,756
Registration fees                                                                                             2,519
Audit fees                                                                                                    8,500
Other                                                                                                         1,330
                                                                                                              -----
Total expenses                                                                                              480,837
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (87,477)
                                                                                                            -------
                                                                                                            393,360
   Earnings credits on cash balances (Note 2)                                                                  (484)
                                                                                                               ----
Total net expenses                                                                                          392,876
                                                                                                            -------
Investment income (loss) -- net                                                                            (140,373)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         4,935,629
   Options contracts written (Note 5)                                                                        14,039
                                                                                                             ------
Net realized gain (loss) on investments                                                                   4,949,668
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     2,485,548
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                     7,435,216
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $7,294,843
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Focused Growth Fund


                                                                                  Sept. 30, 2003       March 31, 2003
                                                                                 Six months ended        Year ended
                                                                                    (Unaudited)
Operations
Investment income (loss) -- net                                                    $  (140,373)        $   (481,013)
Net realized gain (loss) on investments                                              4,949,668          (33,497,052)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                2,485,548            6,056,991
                                                                                     ---------            ---------
Net increase (decrease) in net assets resulting from operations                      7,294,843          (27,921,074)
                                                                                     ---------          -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           2,769,508            7,387,292
   Class B shares                                                                    1,050,446            4,105,248
   Class C shares                                                                      172,716              379,863
   Class Y shares                                                                        2,000                   --
Payments for redemptions
   Class A shares                                                                   (4,551,844)         (15,814,763)
   Class B shares (Note 2)                                                          (2,559,712)          (8,743,009)
   Class C shares (Note 2)                                                            (168,260)            (454,185)
   Class Y shares                                                                       (2,062)                 (24)
                                                                                        ------                  ---
Increase (decrease) in net assets from capital share transactions                   (3,287,208)         (13,139,578)
                                                                                    ----------          -----------
Total increase (decrease) in net assets                                              4,007,635          (41,060,652)
Net assets at beginning of period                                                   45,675,947           86,736,599
                                                                                    ----------           ----------
Net assets at end of period                                                        $49,683,582         $ 45,675,947
                                                                                   ===========         ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Focused Growth Fund
(Unaudited as to Sept. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium and large size companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
13   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
14   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.
Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
15   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $25,479 for the six months ended Sept. 30, 2003.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

--------------------------------------------------------------------------------
16   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $48,908 for Class A, $10,548 for Class B and $171 for Class C for the six months ended Sept. 30, 2003.

For the six months ended Sept. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.30% for Class A, 2.06% for Class B, 2.06% for Class C and 1.08% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until March 31, 2004. Under this agreement, total expenses will not exceed 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.16% for Class Y of the Fund's average daily net assets.

During the six months ended Sept. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $484 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $72,543,073 and $76,927,076, respectively, for the six months ended Sept. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $6,141 for the six months ended Sept. 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Sept. 30, 2003
                                             Class A     Class B     Class C      Class Y
Sold                                       1,719,108     667,046     108,556       1,235
Issued for reinvested distributions               --          --          --          --
Redeemed                                  (2,803,497) (1,600,917)   (103,404)     (1,235)
                                          ----------  ----------    --------      ------
Net increase (decrease)                   (1,084,389)   (933,871)      5,152          --
                                          ----------    --------       -----        ----

                                                      Year ended March 31, 2003

                                             Class A     Class B     Class C       Class Y
Sold                                       4,562,678   2,569,701     234,889          --
Issued for reinvested distributions               --          --          --          --
Redeemed                                  (9,653,739) (5,399,743)   (281,374)        (12)
                                          ----------  ----------    --------         ---
Net increase (decrease)                   (5,091,061) (2,830,042)    (46,485)        (12)
                                          ----------  ----------     -------         ---

--------------------------------------------------------------------------------
17   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                              Six months ended Sept. 30, 2003
                                                           Calls
                                                Contracts         Premiums
Balance March 31, 2003                            100            $ 18,199
Opened                                            180              20,159
Closed                                           (180)            (20,159)
Exercised                                        (100)            (18,199)
                                                 ----             -------
Balance Sept. 30, 2003                             --            $     --
                                                 ----            --------

See "Summary of significant accounting policies."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $104,899,056 as of March 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
18   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(k)      2003        2002        2001(b)
Net asset value, beginning of period                                       $1.44       $2.19       $2.35       $ 4.98
Income from investment operations:
Net investment income (loss)                                                  --        (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                            .24        (.74)       (.15)       (2.62)
Total from investment operations                                             .24        (.75)       (.16)       (2.63)
Net asset value, end of period                                             $1.68       $1.44       $2.19       $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                                      $32         $29         $55          $53
Ratio of expenses to average daily net assets(c),(e)                       1.30%(d)    1.32%       1.26%        1.30%(d)
Ratio of net investment income (loss) to average daily net assets          (.29%)(d)   (.55%)      (.65%)       (.47%)(d)
Portfolio turnover rate (excluding short-term securities)                   157%        275%         78%          54%
Total return(i)                                                           16.67%(j)  (34.25%)     (6.81%)     (52.81%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(k)      2003        2002        2001(b)
Net asset value, beginning of period                                       $1.42       $2.16       $2.34       $ 4.99
Income from investment operations:
Net investment income (loss)                                                (.01)       (.02)       (.03)        (.03)
Net gains (losses) (both realized and unrealized)                            .23        (.72)       (.15)       (2.62)
Total from investment operations                                             .22        (.74)       (.18)       (2.65)
Net asset value, end of period                                             $1.64       $1.42       $2.16       $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                                      $16         $15         $29          $27
Ratio of expenses to average daily net assets(c),(f)                       2.06%(d)    2.08%       2.04%        2.07%(d)
Ratio of net investment income (loss) to average daily net assets         (1.05%)(d)  (1.32%)     (1.43%)      (1.25%)(d)
Portfolio turnover rate (excluding short-term securities)                   157%        275%         78%          54%
Total return(i)                                                           15.49%(j)  (34.26%)     (7.69%)     (53.11%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(k)      2003        2002        2001(b)
Net asset value, beginning of period                                       $1.41       $2.16       $2.34       $ 4.98
Income from investment operations:
Net investment income (loss)                                                (.01)       (.02)       (.03)        (.02)
Net gains (losses) (both realized and unrealized)                            .24        (.73)       (.15)       (2.62)
Total from investment operations                                             .23        (.75)       (.18)       (2.64)
Net asset value, end of period                                             $1.64       $1.41       $2.16       $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                                       $1          $1          $2           $2
Ratio of expenses to average daily net assets(c),(g)                       2.06%(d)    2.08%       2.04%        2.07%(d)
Ratio of net investment income (loss) to average daily net assets         (1.05%)(d)  (1.31%)     (1.43%)      (1.25%)(d)
Portfolio turnover rate (excluding short-term securities)                   157%        275%         78%          54%
Total return(i)                                                           16.31%(j)  (34.72%)     (7.69%)     (53.01%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(k)      2003        2002        2001(b)
Net asset value, beginning of period                                       $1.45       $2.20       $2.35       $ 4.98
Income from investment operations:
Net investment income (loss)                                                  --        (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                            .24        (.74)       (.14)       (2.62)
Total from investment operations                                             .24        (.75)       (.15)       (2.63)
Net asset value, end of period                                             $1.69       $1.45       $2.20       $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--         $--         $--          $--
Ratio of expenses to average daily net assets(c),(h)                       1.08%(d)    1.11%       1.06%        1.11%(d)
Ratio of net investment income (loss) to average daily net assets          (.08%)(d)   (.33%)      (.46%)       (.34%)(d)
Portfolio turnover rate (excluding short-term securities)                   157%        275%         78%          54%
Total return(i)                                                           16.55%(j)  (34.09%)     (6.38%)     (52.81%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.64% for the six months ended Sept. 30, 2003, and 1.66%, 1.40% and 1.59% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.43% for the six months ended Sept. 30, 2003, and 2.42%, 2.16% and 2.35% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.42% for the six months ended Sept. 30, 2003, and 2.42%, 2.16% and 2.35% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.43% for the six months ended Sept. 30, 2003, and 1.50%, 1.24% and 1.36% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Sept. 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
22   --   AXP FOCUSED GROWTH FUND   --   2003 SEMIANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's next published Statement of Additional Information (SAI) which will be available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
Partners Funds

AXP(R) Partners
         Small Cap
            Growth
                Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Partners Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                            10

Financial Statements                                                 17

Notes to Financial Statements                                        20

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF SEPT. 30, 2003

PORTFOLIO MANAGERS

RS Investment Management, L.P.

Portfolio Manager                                     John Seabern, CFA
Since                                                              1/01
Years in industry                                                    12

Portfolio Manager                                          John Wallace
Since                                                              1/01
Years in industry                                                    17

Turner Investment Partners

Portfolio Manager                                William C. McVail, CFA
Since                                                              8/03
Years in industry                                                    16

Bjurman, Barry & Associates

Portfolio Manager                         O. Thomas Barry III, CFA, CIC
Since                                                              8/03
Years in industry                                                    25

UBS Global Asset Management
(Americas) Inc.

Portfolio Manager                              Paul A. Graham, Jr., CFA
Since                                                              8/03
Years in industry                                                    17

Portfolio Manager                                       David N. Wabnik
Since                                                              8/03
Years in industry                                                    12

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 1/24/01      B: 1/24/01      C: 1/24/01      Y: 1/24/01

Ticker symbols
A: AXSCX        B: ASGBX        C: APRCX        Y: --

Total net assets                                         $265.4 million

Number of holdings                                                  416

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM  SIZE
                    X      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology  32.2%
Health care  21.3%
Consumer discretionary  13.6%
Industrials  7.4%
Financials  7.3%
Materials  4.4%
Short-term securities  4.0%
Telecommunications  3.9%
Energy  2.7%
Consumer staples  2.4%
Utilities  0.5%
Other 0.3%

TOP TEN HOLDINGS

Percentage of portfolio assets

INAMED (Health care products)                                         0.9%
Advanced Neuromodulation Systems
(Health care products)                                                0.8
Power Integrations (Electronics)                                      0.8
Martek Biosciences (Health care products)                             0.8
Secure Computing (Computer software & services)                       0.7
UCBH Holdings (Banks and savings & loans)                             0.7
MicroStrategy Cl A (Computer software & services)                     0.7
Overture Services (Retail - general)                                  0.7
SupportSoft (Computer software & services)                            0.6
Cognizant Technology Solutions
(Computer software & services)                                        0.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP(R) Partners Small Cap Growth Fund's portfolio is managed by four independent money management firms that invest a portion of Fund assets in growth stocks of small companies to seek long-term growth of capital. For the six months ended Sept. 30, 2003, the Fund's Class A shares, excluding sales charge, rose 35.71%, slightly underperforming its benchmark, the Russell 2000(R) Growth Index, which advanced 37.14%. The Fund outperformed its peer group, as represented by the Lipper Small-Cap Growth Funds Index, which climbed 34.11% for the period.

RS Investment Management, UBS Global Asset Management, Turner Investment Partners and Bjurman, Barry & Associates managed 35%, 22%, 22% and 21% of the Fund's portfolio, respectively, as of Sept. 30, 2003. Neuberger Berman and INVESCO managed a portion of the Fund's portfolio from the start of the fiscal period until Aug. 18, 2003. Both were replaced to help make the Fund's portfolio characteristics more align with its Lipper category and benchmark averages. Our goal in making the change was to lower the Fund's volatility and provide a more compelling risk/return profile. The portions of the Fund managed by Neuberger Berman and INVESCO underperformed the Fund's benchmark and peer group during their tenure.

(bar chart)

                   PERFORMANCE COMPARISON
        For the six-month period ended Sept. 30, 2003

40%                        (bar 2)
         (bar 1)           +37.14%
35%      35.71%                             (bar 3)
                                            +34.11%
30%

25%

20%

15%

10%

 5%

 0%

(bar 1) AXP Partners Small Cap Growth Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Growth Index(1) (unmanaged)
(bar 3)  Lipper Small-Cap Growth Funds Index(2)

(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Small-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund saw good returns from technology stocks, a sector where our portion of the Fund had a greater-than-index positioning. (end callout quote)

     -- RS Investments

Q: What factors affected performance the most for your portion of the Fund during the fiscal period ended Sept. 30, 2003?

     RS: Our portion of the portfolio outperformed the Fund's benchmark. The Fund saw good returns from technology stocks, a sector where our portion of the Fund had a greater-than-index positioning. This positioning was the fruit of our stock-by-stock research rather than a bet on a broad technology recovery. During the period, we enjoyed strong performance from a range of software companies, including SupportSoft and Roxio. The Fund also enjoyed good performance from several companies that we believe are well-positioned to take advantage of new notebook and mobile computing devices. For example, Western Digital Corporation manufactures hard drives for various consumer electronic and network attached storage devices.

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                             Class A                Class B                       Class C                   Class Y
(Inception dates)           (1/24/01)              (1/24/01)                     (1/24/01)                 (1/24/01)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)     NAV(1)      After CDSC(4)    NAV(5)     POP(5)
6 months*               +35.71%    +27.90%    +35.14%      +30.14%        +35.14%        +34.14%       +35.59%    +35.59%
1 year                  +34.75%    +27.01%    +33.69%      +29.69%        +33.69%        +33.69%       +34.63%    +34.63%
Since inception         -10.32%    -12.28%    -10.94%      -12.29%        -10.94%        -10.94%       -10.22%    -10.22%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The portfolio benefited from a favorable outlook for growth stocks, especially small capitalization growth stocks.(end callout quote)

     -- Turner Investments

     Turner: Our portion of the Fund performed in-line with the Fund's benchmark from Aug. 18, 2003 through Sept. 30, 2003. The portfolio benefited from a favorable outlook for growth stocks, especially small capitalization growth stocks. Historically, the third quarter of the year tends to be the most difficult for the equity markets, but the markets posted solid performance numbers, led by an improving corporate earnings outlook and continued asset allocation shifts and fund flows into growth equities. While the market did sell off a bit during the latter part of September, the sell off was relatively modest in scope.

     UBS Global Asset Management: From Aug. 18, 2003 through Sept. 30, 2003 our portion of the Fund slightly underperformed the Fund's benchmark. Stock selection was generally good during this short period, with the best results in consumer discretionary stocks. Sector selection, however, was negative, due in part to a lower-than-index position in the strongly performing information technology sector and a larger-than-index position in energy stocks, which did not fare well.

     Bjurman Barry: Our portion of the Fund slightly outperformed the Fund's benchmark from Aug. 18, 2003 to Sept. 30, 2003. Evidence of an increasingly buoyant economy began to appear throughout the third quarter of this year. The reduced burden of taxes on capital and on labor has helped to create economic growth that is now exceeding expectations. This activity has begun to boost the earnings of the companies within our portion of the Fund.

Q: What changes did you make to the portfolio and how was it positioned?

     RS Investment Management: Over the past several quarters, our portion of the portfolio was positioned for a gradual U.S. economic recovery. While the economy continued to grow, albeit at a slow pace, small-cap investors focused on what we call low growth or no growth stocks.

     During the period we held a slightly higher-than-index position in consumer discretionary services stocks, and realized strong returns relative to the benchmark. We are favoring areas including education services and commercial services. The Fund also owned Internet related stocks that have driven strong performance in

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We are focusing on holding companies that we believe are higher quality by the market than the benchmark, largely because better quality names tend to reward patient investors over time.(end callout quote)

     -- UBS Global Asset Management

     the last three quarters. Several casino related stocks declined in the period and detracted from returns.

     Since the start of the fiscal year, we maintained a lower-than-index position in financial services. This positioning in a growth-oriented market helped fiscal year returns for our portion of the Fund. Stock selection in this sector also helped our results. We enjoyed strong performance from securities brokers and transaction processors. This was countered by modest weakness in several insurance stocks.

     Turner: The portfolio's holdings in the consumer discretionary and technology sectors contributed positively to performance. Within consumer discretionary, Petco, the pet store chain, produced strong relative results. ITT Educational Services, a conglomerate that makes engineered products and SkillSoft PLC, a global provider of e-learning content and software products for business also contributed to performance. In the technology sector, the packaged software and electronic components industries produced the strongest relative results. Specific stocks that contributed to results include TTM Technologies in electronic components and Macromedia Inc. in packaged software. The financial services sector also contributed to performance. Detracting slightly from performance were holdings in the utilities sector.

     UBS Global Asset Management: Stocks that helped performance for our portion of the Fund for the six weeks ended Sept. 30, 2003 were Cognizant Technology, Petco, Foundry Networks, Digital River and LeapFrog Enterprises. Generally, the consumer discretionary and information technology sectors did well. Stocks that hurt performance were A.O. Smith, Tetra Technologies, Magma Design Automation, Dot Hill Systems and Cognex.

     As of Sept. 30, 2003, sector positioning within our portion of the Fund was within five percentage points of the Fund's benchmark for all sectors. We had slightly greater-than-index positions in consumer staples, energy and financials, and lower-than-index positions in industrials and information technology. We have been seeking to add to our holdings in technology, but selecting stocks has taken

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Successes within our portion of the Fund include companies that are using technology and better management techniques to improve the efficiency and pricing of health care.(end callout quote)

     -- Bjurman Barry

     longer than we expected because of our desire to find stocks with reasonable valuations.

     Bjurman Barry: Since mid-August, companies whose earnings expectations are high have done well both in the market and for our portion of the Fund. Many of these companies are technology firms. We are seeing evidence that technology firms that have survived the industry's hard times in 2001 and 2002 are now reaping the benefits of a growing economy. Especially evident are companies whose technologies propel the Internet and telecommunications. These include Omnivision Technologies and J2Communications. Other successes within our portion of the Fund include companies that are using technology and better management techniques to improve the efficiency and pricing of health care. These companies include eResearch Technology and Bradley Pharmaceuticals. Finally, a few companies in the portfolio have successfully implemented new process oriented applications of technology, including Stratasys and Metrologic Instruments.

Q: How have you positioned your portion of the Fund for the coming months?

     RS Investment Management: We remain committed to our investment process that we believe can help us achieve strong long-term results. We believe the economy will continue to recover gradually. We feel our portion of the Fund's portfolio has many attractive companies that possess the potential to offer better earnings growth than the benchmark, while priced more sensibly. For us, it has been a satisfying six months. We are encouraged to see the market rally off the bear market lows, and are encouraged that investors have finally seen the value in many of the small growth stocks we have owned since 2002.

     Turner: We continue to focus on investing in companies in all industries that we believe have superior earnings growth prospects. The traditional earnings reporting period for the third quarter of 2003 saw less negative earnings guidance than either the second quarter of 2003 or the third quarter of 2002. While we believe that the prospects for economic growth continue to improve, we do not believe that every company will benefit equally from the

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     improvement in economic activity. Therefore, we are positioning the portfolio to own the companies in each sector of the market that we think are best positioned to leverage this economic improvement into earnings growth.

     We have identified several drivers that could spark economic growth well into 2004, including a strengthening advertising environment, an expected rebound in corporate information technology spending and the improving outlook for employment. We believe those factors will have a favorable impact on economic activity and corporate earnings. In addition, interest rates are relatively low, and corporate cash flow is strong and available for investment, so the economy may be poised to benefit from stronger spending trends. We focus on investing in companies that are best positioned to benefit from these improving trends and to deliver long-term earnings growth.

     UBS Global Asset Management: We are focusing on holding companies that we believe are higher quality by the market than the benchmark, largely because better quality names tend to reward patient investors over time. As a result, the Fund's holdings tend to be moderately larger and more actively traded by the market than the benchmark, while they also tend to have more stable earnings streams, better balance sheets, and correspondingly less price volatility.

     We are committed to a patient strategy of investing in high-quality, well-managed companies that can generate above-average growth over time. Although market conditions can be turbulent and from time to time performance may lag for certain periods, we think long-term investors have the potential to benefit from following this strategy over time.

     Bjurman Barry: In addition to the improved fiscal condition created by the new tax laws, the economy and the market have benefited from a more stable monetary environment created by the Federal Reserve Bank. We believe these twin policy attributes, low taxes and stable money, are helping smaller capitalization companies. If we examine periods of the 20th Century where small cap stocks outperformed large cap stocks, we see that these periods lasted, on average, 5.7 years, and that margin of difference in average annual return between small cap stocks and large cap stocks was substantial. (Source: T. Rowe Price) While there is no guarantee this historical pattern will repeat itself, we believe that if the favorable fiscal and monetary policies continue, then both the economy and marketplace for smaller-cap equities should improve.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Growth Fund
Sept. 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.0%)
Issuer                                          Shares                Value(a)

Aerospace & defense (0.2%)
KVH Inds                                       19,400(b)             $489,074

Airlines (0.7%)
AirTran Holdings                               26,440(b)              442,870
AMR                                            56,500(b)              646,925
Mesa Air Group                                 65,000(b)              721,500
Total                                                               1,811,295

Automotive & related (1.5%)
America's Car-Mart                             12,100(b)              362,395
American Axle & Mfg Holdings                   23,300(b)              689,214
China Yuchai Intl                              17,790(c)              315,239
Smith (AO)                                     22,000                 616,220
Starcraft                                      10,000(b)              337,700
Tower Automotive                              100,000(b)              450,000
Winnebago Inds                                 29,570               1,318,230
Total                                                               4,088,998

Banks and savings & loans (2.8%)
BankUnited Financial Cl A                      33,900(b)              714,612
Boston Private Financial Holdings              17,820                 419,839
Community First Bankshares                     10,620                 280,687
East West Bancorp                              11,310                 483,503
First Niagara Financial Group                  14,200                 214,420
Glacier Bancorp                                23,870                 654,754
Harbor Florida Bancshares                      13,400                 357,244
NetBank                                        35,270                 439,112
New York Community Bancorp                     33,500               1,055,585
Southwest Bancorp of Texas                     10,550                 385,181
UCBH Holdings                                  59,740               1,805,939
United Bankshares                              12,300                 368,385
Wintrust Financial                              9,460                 356,358
Total                                                               7,535,619

Beverages & tobacco (0.8%)
Central European Distribution                  21,850(b)              597,598
Constellation Brands                           28,100(b)              856,769
Cott                                           27,000(b,c)            632,070
Total                                                               2,086,437

Broker dealers (0.9%)
Affiliated Managers Group                       5,300(b)              332,840
E*TRADE Group                                  90,000(b)              833,400
Friedman, Billings,
  Ramsey Group Cl A                            77,300               1,333,425
Total                                                               2,499,665

Building materials & construction (0.4%)
Simpson Mfg                                    23,100(b)              944,559

Cellular telecommunications (0.6%)
Brightpoint                                    40,000(b)            1,312,000
Western Wireless Cl A                          13,510(b)              251,826
Total                                                               1,563,826

Chemicals (1.6%)
Airgas                                         21,080                 375,224
Albemarle                                      19,200                 527,040
Ferro                                          14,420                 308,011
Hercules                                       85,360(b)              967,129
Immucor                                        46,710(b)            1,258,835
TETRA Technologies                             40,700(b)              839,234
Total                                                               4,275,473

Computer hardware (1.7%)
Advanced Digital Information                   98,300(b)            1,378,166
Engineered Support Systems                     12,500                 756,250
Hutchinson Technology                           5,900(b)              195,290
Insight Enterprises                            16,450(b)              250,369
Maxtor                                         56,700(b)              690,039
RadiSys                                        28,500(b)              514,140
Western Digital                                48,600(b)              626,454
Total                                                               4,410,708

Computer software & services (19.0%)
3Com                                          125,500(b)              740,450
Advisory Board                                 11,200(b)              509,040
Agile Software                                 44,100(b)              419,832
Akamai Technologies                            66,100(b)              283,569
Altiris                                        19,000(b)              499,320
Ascential Software                             20,570(b)              381,162
ASK Jeeves                                     93,000(b)            1,618,200
Avid Technology                                 9,320(b)              492,469

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                          Shares                Value(a)

Computer software & services (cont.)
Avocent                                        13,600(b)             $411,944
Blue Coat Systems                               8,100(b)               89,100
Borland Software                               42,200(b)              388,662
CACI Intl Cl A                                 27,900(b)            1,195,515
Centillium Communications                      83,900(b)              593,173
CNET Networks                                 135,050(b)              956,154
Cognizant Technology Solutions                 46,200(b)            1,684,914
Concord Communications                         50,100(b)              655,809
DiamondCluster Intl Cl A                       48,590(b)              328,954
Digimarc                                       48,500(b)              713,435
Digital River                                  32,900(b)              899,815
Documentum                                     19,880(b)              423,643
Dot Hill Systems                               89,600(b)            1,215,872
EarthLink                                     119,500(b)              983,485
eCollege.com                                    4,600(b)               92,644
Embarcadero Technologies                       65,000(b)              652,600
Enterasys Networks                             84,840(b)              339,360
Epicor Software                                67,100(b)              599,874
eSpeed Cl A                                    15,150(b)              342,542
Evolving Systems                               64,100(b)              753,175
F5 Networks                                    46,240(b)              889,658
FactSet Research Systems                       11,400                 505,590
Fair, Isaac & Co                               21,500               1,267,640
FileNET                                        16,790(b)              336,975
Foundry Networks                               36,600(b)              787,266
Global Payments                                12,550                 451,800
iManage                                        93,550(b)              618,366
Investment Technology Group                    14,840(b)              284,631
Investors Financial Services                   30,020                 942,628
iPass                                          10,280(b)              241,580
j2 Global Communications                       35,000(b)            1,324,050
Kana Software                                  50,000(b)              196,000
Lexar Media                                    19,670(b)              335,177
LookSmart                                      73,170(b)              229,754
Macromedia                                     16,890(b)              417,859
Magma Design Automation                        80,300(b)            1,575,486
Manhattan Associates                           13,910(b)              360,130
MAXIMUS                                        15,900(b)              547,755
Mercury Interactive                             8,800(b)              399,608
Micromuse                                     139,500(b)            1,141,110
MicroStrategy Cl A                             37,950(b)            1,746,079
MIND CTI                                       80,000(b,c)            263,200
Mobility Electronics                           89,000(b)              698,650
NetFlix                                        13,000(b)              436,930
Openwave Systems                               64,570(b)              272,485
Parametric Technology                          89,400(b)              278,928
Pegasus Solutions                              17,100(b)              236,493
Portal Software                                50,300(b)              716,775
Raindance Communications                      365,000(b)            1,007,400
RealNetworks                                   67,500(b)              442,125
Roxio                                          76,100(b)              659,787
SafeNet                                        15,500(b)              560,015
Secure Computing                              163,300(b)            1,907,343
Sigma Designs                                  82,500(b)              708,675
Silicon Storage Technology                     11,770(b)              102,988
SkillSoft                                      57,360(b)              427,332
SM&A                                           16,720(b)              192,447
SRA Intl Cl A                                  22,700(b)              849,661
SS&C Technologies                              25,200                 503,748
SupportSoft                                   152,000(b)            1,700,879
Symantec                                        9,000(b)              567,180
Take-Two Interactive Software                  10,620(b)              362,885
THQ                                            21,800(b)              357,956
Ulticom                                        65,000(b)              684,450
United Online                                  27,300(b)              947,856
ValueClick                                    123,180(b)            1,035,944
Verint Systems                                 11,980(b)              256,372
Verso Technologies                            121,300(b)              454,875
Viewpoint                                     271,350(b)              208,940
Wireless Facilities                            31,110(b)              370,209
Total                                                              50,076,382

Electronics (12.1%)
Advanced Micro Devices                         47,500(b)              527,725
Aeroflex                                       35,130(b)              310,901
Agere Systems Cl A                            185,000(b)              567,950
Amphenol Cl A                                  13,000(b)              676,650
Artisan Components                             19,200(b)              322,752
Atmel                                         109,650(b)              439,697
ATMI                                           44,590(b)            1,126,788
Bell Microproducts                             85,000(b)              553,350
Benchmark Electronics                          24,200(b)            1,022,934
Cabot Microelectronics                          6,010(b)              333,615
Candela                                        16,000(b)              204,160
Cognex                                         39,580               1,040,558
Credence Systems                               83,800(b)              963,700
Cree                                           14,400(b)              266,688
CyberGuard                                     42,800(b)              407,028
Cymer                                           8,830(b)              363,796
DuPont Photomasks                              19,800(b)              449,658
Entegris                                        9,450(b)              106,785
ESCO Technologies                              15,200(b)              688,104
Exar                                           47,970(b)              677,816
FormFactor                                     12,960(b)              280,325
HEI                                           188,700(b)              622,710
Integrated Circuit Systems                     11,310(b)              339,752

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                          Shares                Value(a)

Electronics (cont.)
Integrated Device Technology                   38,580(b)             $479,164
Integrated Silicon Solution                    22,900(b)              227,855
Intersil Cl A                                  23,000(b)              547,400
Metrologic Instruments                         26,400(b)              950,136
Micrel                                         41,290(b)              503,325
Microsemi                                      70,000(b)            1,066,799
Mindspeed Technologies                         44,910(b)              242,065
Monolithic System Technology                   65,000(b)              546,650
Mykrolis                                       50,000(b)              607,000
Nam Tai Electronics                            30,000(c)              813,900
Newport                                        20,670(b)              291,447
O2Micro Intl                                   66,610(b,c)            962,515
OmniVision Technologies                        24,200(b)            1,022,208
Perceptron                                     30,700(b)              165,780
Pericom Semiconductor                          23,100(b)              231,000
Plexus                                         21,380(b)              332,245
Power Integrations                             63,500(b)            2,110,739
Power-One                                      38,240(b)              393,490
Raven Inds                                     16,300                 401,795
RF Micro Devices                               41,040(b)              381,262
Rofin-Sinar Technologies                       40,000(b)              839,600
Rudolph Technologies                           19,800(b)              382,338
Skyworks Solutions                             50,940(b)              463,554
Technology Research                            60,000                 430,800
TTM Technologies                               38,160(b)              544,925
Ultralife Batteries                            45,500(b)              652,925
Ultratech                                      32,500(b)              917,150
Varian Semiconductor
  Equipment Associates                         14,520(b)              543,774
Verisity                                       36,000(b)              450,000
Vicor                                          50,150(b)              477,930
Vitesse Semiconductor                          74,480(b)              476,672
Zoran                                          17,070(b)              332,865
Zygo                                           51,900(b)              851,160
Total                                                              31,933,910

Energy (0.7%)
Brown (Tom)                                    17,440(b)              448,208
FuelCell Energy                                30,240(b)              353,808
Patina Oil & Gas                               27,910               1,011,458
Total                                                               1,813,474

Energy equipment & services (2.1%)
Cal Dive Intl                                  19,600(b)              381,024
Evergreen Resources                            27,200(b)              734,400
Key Energy Services                            68,100(b)              657,165
Patterson-UTI Energy                           43,400(b)            1,174,838
Rowan Companies                                28,000(b)              688,240
Superior Energy Services                       75,200(b)              736,960
Ultra Petroleum                                76,840(b)            1,071,918
Total                                                               5,444,545

Engineering & construction (1.0%)
Chicago Bridge & Iron                          28,650                 778,134
Dycom Inds                                     14,540(b)              296,471
EMCOR Group                                    12,800(b)              544,640
Hovnanian Enterprises Cl A                      8,300(b)              534,271
Quanta Services                                75,500(b)              624,385
Total                                                               2,777,901

Environmental services (0.3%)
Matrix Service                                 25,000(b)              444,000
Tetra Tech                                     20,470(b)              407,558
Total                                                                 851,558

Financial services (1.1%)
AmeriCredit                                    66,300(b)              682,890
Heidrick & Struggles Intl                      47,520(b)              804,514
iDine Rewards Network                          20,580(b)              334,425
Jefferies Group                                10,390                 298,713
Jones Lang LaSalle                              9,600(b)              177,600
Knight Trading Group                           27,560(b)              315,562
Portfolio Recovery Associates                  10,870(b)              276,315
Total                                                               2,890,019

Food (1.3%)
American Italian Pasta Cl A                     9,340(b)              361,365
Interstate Bakeries                            60,000                 899,999
Peet's Coffee & Tea                            12,000(b)              234,600
Performance Food Group                         17,570(b)              715,275
Stake Technology                               59,710(b,c)            552,915
Wild Oats Markets                              70,300(b)              768,379
Total                                                               3,532,533

Furniture & appliances (0.3%)
La-Z-Boy                                       33,950                 753,690

Health care products (14.3%)
Abaxis                                         74,000(b)            1,028,600
Able Laboratories                              25,500(b)              477,105
Adolor                                         37,200(b)              682,620
Advanced Neuromodulation
  Systems                                      53,700(b)            2,142,629
Affymetrix                                      9,600(b)              201,504
ALARIS Medical Systems                         20,000(b)              332,000
Alexion Pharmaceuticals                        30,300(b)              499,041

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                          Shares                Value(a)

Health care products (cont.)
Alkermes                                       29,600(b)             $406,112
Allos Therapeutics                            113,000(b)              348,040
Amylin Pharmaceuticals                         12,800(b)              361,472
Angiotech Pharmaceuticals                      12,400(b,c)            541,260
Aphton                                         70,500(b)              395,505
Biosite                                        44,850(b)            1,272,843
Bradley Pharmaceuticals                        30,100(b)              820,225
Cephalon                                       15,300(b)              702,576
Columbia Laboratories                          25,870(b)              312,510
Cooper Companies                               12,860                 524,045
CV Therapeutics                                11,500(b)              253,000
Cytyc                                          49,300(b)              741,472
Dade Behring Holdings                          31,140(b)              879,705
Eon Labs                                       25,200(b)              966,420
EPIX Medical                                   38,600(b)              656,972
eResearch Technology                           18,100(b)              630,423
Flamel Technologies                            11,900(b,c)            401,149
Gen-Probe                                      13,950(b)              755,672
INAMED                                         31,560(b)            2,318,081
InterMune                                       6,200(b)              118,296
Interpore Intl                                 64,800(b)              995,328
Isis Pharmaceuticals                           35,400(b)              230,808
K-V Pharmaceutical Cl A                        24,645(b)              554,513
Kensey Nash                                     8,500(b)              199,580
Laserscope                                     33,400(b)              392,450
Martek Biosciences                             39,800(b)            2,096,265
Medicines Company                              38,630(b)            1,004,380
Merit Medical Systems                          26,900(b)              594,490
MGI Pharma                                     26,200(b)            1,028,612
Millennium Pharmaceuticals                     42,900(b)              660,231
Nektar Therapeutics                            40,000(b)              512,000
Neurocrine Biosciences                         12,970(b)              642,274
NPS Pharmaceuticals                            37,330(b)            1,039,641
OSI Pharmaceuticals                             8,530(b)              276,969
Penwest Pharmaceuticals                        28,920(b)              616,574
PolyMedica                                     15,000                 397,500
POZEN.                                          1,800(b)               32,004
Regeneration Technologies                      58,900(b)              533,045
ResMed                                          6,200(b)              272,676
Salix Pharmaceuticals                          16,310(b)              314,131
Shire Pharmaceuticals Group ADR                36,100(b,c)            798,171
STAAR Surgical                                 47,500(b)              503,975
Sybron Dental Specialists                      21,570(b)              540,760
Synovis Life Technologies                      19,800(b)              484,110
Taro Pharmaceutical Inds                       12,600(b,c)            710,136
Telik                                          40,820(b)              818,441
United Therapeutics                            17,540(b)              396,229
Ventana Medical Systems                        12,500(b)              503,750
Vicuron Pharmaceuticals                         6,100(b)              107,970
VISX                                           33,380(b)              635,889
Wilson Greatbatch Technologies                 13,400(b)              483,070
Wright Medical Group                           10,010(b)              253,053
Zoll Medical                                    5,500                 176,275
Total                                                              37,574,577

Health care services (7.5%)
Accredo Health                                 25,100(b)              702,549
American Healthways                            30,000(b)            1,259,700
American Medical Security Group                19,500(b)              396,045
AmSurg                                         13,240(b)              436,788
Apria Healthcare Group                         29,000(b)              794,020
Beverly Enterprises                           189,500(b)            1,121,840
Centene                                        24,600(b)              747,594
DaVita                                         10,900(b)              346,947
Eclipsys                                       40,000(b)              639,600
Fisher Scientific Intl                         12,600(b)              500,094
Healthcare Services Group                      24,200                 399,300
IMPAC Medical Systems                           6,200(b)              110,918
Inveresk Research Group                        32,700(b)              649,095
Kindred Healthcare                             20,600(b)              771,470
MedCath                                        12,900(b)              133,386
Odyssey Healthcare                             52,575(b)            1,567,786
Omnicell                                       42,300(b)              686,952
Option Care                                    14,010(b)              168,260
Patterson Dental                               18,700(b)            1,076,746
Pediatrix Medical Group                        26,300(b)            1,211,115
Pharmaceutical Product
  Development                                  22,400(b)              537,376
Select Medical                                 40,950(b)            1,179,360
SFBC Intl                                      23,300(b)              662,466
Sierra Health Services                         21,290(b)              437,510
United Surgical Partners Intl                  45,900(b)            1,298,970
VCA Antech                                     34,900(b)              821,895
VistaCare Cl A                                 17,600(b)              550,880
Vital Images                                   23,800(b)              445,512
Total                                                              19,654,174

Home building (0.6%)
Cavco Inds                                     45,100(b)              969,650
NVR                                             1,100(b)              513,150
Total                                                               1,482,800

Household products (0.3%)
Central Garden & Pet                           34,400(b)              898,528

Industrial services (0.4%)
Ceradyne                                       35,100(b)              908,037
United Rentals                                 15,670(b)              252,130
Total                                                               1,160,167

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                          Shares                Value(a)

Industrial transportation (1.3%)
Heartland Express                              27,500                $660,550
Landstar System                                18,000(b)            1,098,360
Old Dominion Freight Line                      30,000(b)              872,700
Pacer Intl                                     24,150(b)              481,310
UTI Worldwide                                  13,600(c)              415,208
Total                                                               3,528,128

Insurance (1.5%)
Direct General                                 15,060(b)              377,554
Endurance Specialty Holdings                   26,200(c)              765,040
Hilb, Rogal & Hamilton                          9,100                 282,464
Hub Intl                                       17,400(c)              285,360
Platinum Underwriters Holdings                 12,750(c)              358,275
RLI                                            10,800                 355,536
Scottish Annuity & Life Holdings               67,160(c)            1,621,914
Total                                                               4,046,143

Investment companies (0.3%)
iShares Russell 2000 Index Fund                 7,600                 736,972

Leisure time & entertainment (1.2%)
Concord Camera                                 57,100(b)              608,115
Imax                                           46,240(b,c)            365,296
K2                                             22,620(b)              335,907
Marvel Enterprises                             22,820(b)              507,745
RC2                                            37,600(b)              722,296
Speedway Motorsports                           21,600(b)              637,416
Total                                                               3,176,775

Lodging & gaming (0.7%)
Alliance Gaming                                17,950(b)              364,026
Scientific Games Cl A                         139,290(b)            1,589,299
Total                                                               1,953,325

Machinery (0.8%)
Asyst Technologies                             28,030(b)              394,382
Clarcor                                         6,630                 258,570
Gundle/SLT Environmental                       13,900(b)              213,365
IDEX                                            6,400                 233,216
Kroll                                          22,330(b)              415,338
Met-Pro                                        10,600                 172,780
Trinity Inds                                   20,100                 519,585
Total                                                               2,207,236

Media (0.8%)
24/7 Real Media                               532,000(b)              664,468
aQuantive                                      34,680(b)              321,137
Cumulus Media Cl A                             37,400(b)              637,670
Salem Communications Cl A                       9,300(b)              180,327
XM Satellite Radio Holdings Cl A               25,650(b)              403,218
Total                                                               2,206,820

Metals (1.9%)
Century Aluminum                               39,300                 426,405
Inco                                           29,000(b,c)            804,750
Maverick Tube                                  74,870(b)            1,161,982
Oregon Steel Mills                            180,000(b)              478,800
Quanex                                         23,500                 789,600
Schnitzer Steel Inds Cl A                      12,300                 369,369
Steel Dynamics                                 67,390(b)            1,020,285
Total                                                               5,051,191

Miscellaneous (0.2%)
Gevity HR                                      30,000                 440,400
Hycor Biomedical                               25,500(b)              132,090
Total                                                                 572,490

Multi-industry (2.4%)
Administaff                                    65,900(b)              585,851
Career Education                               35,660(b)            1,615,398
CUNO                                            7,180(b)              281,385
Education Management                           11,700(b)              674,739
Leapfrog Enterprises                           16,000(b)              608,000
MPS Group                                      53,150(b)              478,350
RMH Teleservices                               62,350(b)              235,683
Stratasys                                      27,000(b)            1,150,740
Vulcan Materials                               18,600                 742,326
Total                                                               6,372,472

Paper & packaging (0.5%)
Boise Cascade                                  25,000                 690,000
Moore Wallace                                  53,200(b,c)            755,440
Total                                                               1,445,440

Real estate (0.4%)
American Financial Realty Trust                80,300               1,132,230

Real estate investment trust (0.6%)
Mills Corp                                     16,300                 641,405
Ventas                                         53,710                 919,515
Total                                                               1,560,920

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                          Shares                Value(a)

Restaurants (0.9%)
P.F. Chang's China Bistro                       6,100(b)             $276,635
Panera Bread Cl A                              35,180(b)            1,440,973
Ruby Tuesday                                   32,500                 783,575
Total                                                               2,501,183

Retail -- general (5.2%)
1-800-FLOWERS.COM Cl A                         39,890(b)              299,973
BJ's Wholesale Club                            32,700(b)              633,399
Bombay Company                                 24,300(b)              239,355
Cost Plus                                      10,220(b)              377,322
Electronics Boutique Holdings                  21,600(b)              617,112
Finish Line Cl A                               33,000(b)              867,900
Guitar Center                                  30,000(b)              964,800
Hollywood Entertainment                        60,440(b)            1,027,480
Hot Topic                                      50,000(b)            1,127,000
Men's Wearhouse                                30,000(b)              769,500
NBTY                                           17,690(b)              413,062
Overture Services                              65,820(b)            1,743,571
PC Mall                                        99,300(b)            1,037,685
Pep Boys - Manny, Moe & Jack                   16,880                 258,264
PETCO Animal Supplies                          42,560(b)            1,327,872
PETsMART                                       27,500(b)              624,250
Restoration Hardware                           88,900(b)              516,509
Tractor Supply                                  9,380(b)              307,758
Ultimate Electronics                           27,190(b)              258,033
West Marine                                    20,200(b)              384,810
Total                                                              13,795,655

Telecom equipment & services (3.2%)
Applied Signal Technology                      12,900                 257,355
AudioCodes                                     54,100(b,c)            405,750
Comtech Telecommunications                     45,000(b)            1,075,949
Glowpoint                                     170,600(b)              545,920
Inet Technologies                               3,820(b)               49,431
Intrado                                        36,900(b)              840,582
Nextel Partners Cl A                          115,700(b)              908,245
Optelecom                                      40,000(b)              484,800
Orbital Sciences                               53,800(b)              499,264
Powerwave Technologies                         43,560(b)              288,367
Sonus Networks                                 72,390(b)              501,663
SpectraLink                                    32,000(b)              597,760
Tekelec                                        33,580(b)              524,184
Tollgrade Communications                       21,900(b)              351,933
ViaSat                                         39,650(b)              706,167
Westell Technologies Cl A                      40,370(b)              302,371
XETA Technologies                              27,650(b)              130,232
Total                                                               8,469,973

Textiles & apparel (2.4%)
Chico's FAS                                    49,000(b)            1,501,359
Jos A Bank Clothiers                           10,900(b)              479,273
Kenneth Cole Productions Cl A                  17,400                 454,314
Oxford Inds                                     4,000                 256,800
Quiksilver                                     27,970(b)              446,122
Timberland Cl A                                21,700(b)              925,722
Tommy Hilfiger                                 42,750(b,c)            509,153
Urban Outfitters                               41,800(b)            1,089,308
Warnaco Group                                  52,250(b)              814,578
Total                                                               6,476,629

Utilities -- natural gas (0.5%)
Quicksilver Resources                          22,700(b)              554,561
Southwestern Energy                            18,070(b)              327,067
Western Gas Resources                          15,000                 570,000
Total                                                               1,451,628

Utilities -- telephone (0.1%)
Commonwealth Telephone
  Enterprises                                   7,310(b)              293,350

Total common stocks
(Cost: $238,462,129)                                             $257,528,472

Short-term securities (4.0%)
Issuer                Annualized                Amount                Value(a)
                     yield on date            payable at
                      of purchase              maturity

Commercial paper
Fairway Finance
   10-01-03              1.12%             $1,900,000(d)           $1,899,941
Sigma Finance
   10-01-03              1.12               2,700,000(d)            2,699,916
Variable Funding Capital
   10-01-03              1.12               6,100,000(d)            6,099,810

Total short-term securities
(Cost: $10,700,000)                                               $10,699,667

Total investments in securities
(Cost: $249,162,129)(e)                                          $268,228,139

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 4.6% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Sept. 30, 2003, the cost of securities for federal income tax purposes was approximately $249,162,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $27,293,000
     Unrealized depreciation                                       (8,227,000)
                                                                   ----------
     Net unrealized appreciation                                  $19,066,000
                                                                  -----------

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Growth Fund

Sept. 30, 2003 (Unaudited) Assets
Investments in securities, at value (Note 1)*
   (identified cost $249,162,129)                                                                      $268,228,139
Cash in bank on demand deposit                                                                              181,785
Capital shares receivable                                                                                   266,153
Dividends and accrued interest receivable                                                                    71,583
Receivable for investment securities sold                                                                 7,583,460
                                                                                                          ---------
Total assets                                                                                            276,331,120
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       49,848
Payable for investment securities purchased                                                               5,144,769
Payable upon return of securities loaned (Note 5)                                                         5,597,000
Accrued investment management services fee                                                                    6,755
Accrued distribution fee                                                                                      3,715
Accrued transfer agency fee                                                                                   2,575
Accrued administrative services fee                                                                             586
Other accrued expenses                                                                                      119,849
                                                                                                            -------
Total liabilities                                                                                        10,925,097
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $265,406,023
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    702,651
Additional paid-in capital                                                                              295,836,329
Net operating loss                                                                                       (1,733,339)
Accumulated net realized gain (loss) (Note 8)                                                           (48,465,628)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    19,066,010
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $265,406,023
                                                                                                       ============
Net assets applicable to outstanding shares:               Class A                                     $175,108,619
                                                           Class B                                     $ 82,742,342
                                                           Class C                                     $  7,487,873
                                                           Class Y                                     $     67,189
Net asset value per share of outstanding capital stock:    Class A shares          46,043,258          $       3.80
                                                           Class B shares          22,195,255          $       3.73
                                                           Class C shares           2,008,957          $       3.73
                                                           Class Y shares              17,613          $       3.81
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $  4,604,370
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners Small Cap Growth Fund

Six months ended Sept. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                               $   452,404
Interest                                                                                                     38,309
Fee income from securities lending (Note 5)                                                                  38,111
   Less foreign taxes withheld                                                                                 (111)
                                                                                                               ----
Total income                                                                                                528,713
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          960,517
Distribution fee
   Class A                                                                                                  190,151
   Class B                                                                                                  364,923
   Class C                                                                                                   33,746
Transfer agency fee                                                                                         410,340
Incremental transfer agency fee
   Class A                                                                                                   28,186
   Class B                                                                                                   25,474
   Class C                                                                                                    2,426
Service fee -- Class Y                                                                                           26
Administrative services fees and expenses                                                                    93,527
Compensation of board members                                                                                 4,022
Custodian fees                                                                                               93,163
Printing and postage                                                                                         21,717
Registration fees                                                                                            25,600
Audit fees                                                                                                    9,000
                                                                                                              -----
Total expenses                                                                                            2,262,818
   Expenses waived/reimbursed by AEFC (Note 2)                                                                 (152)
                                                                                                               ----
                                                                                                          2,262,666
   Earnings credits on cash balances (Note 2)                                                                  (614)
                                                                                                               ----
Total net expenses                                                                                        2,262,052
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,733,339)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        42,520,280
   Foreign currency transactions                                                                                  9
   Options contracts written (Note 6)                                                                         4,311
                                                                                                              -----
Net realized gain (loss) on investments                                                                  42,524,600
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    24,584,368
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    67,108,968
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $65,375,629
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Growth Fund
                                                                             Sept. 30, 2003         March 31, 2003
                                                                            Six months ended          Year ended
                                                                               (Unaudited)
Operations
Investment income (loss) -- net                                             $ (1,733,339)           $ (3,020,108)
Net realized gain (loss) on investments                                       42,524,600             (76,221,763)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         24,584,368             (18,977,743)
                                                                              ----------             -----------
Net increase (decrease) in net assets resulting from operations               65,375,629             (98,219,614)
                                                                              ----------             -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                    29,688,315              69,185,490
   Class B shares                                                             12,585,613              37,112,796
   Class C shares                                                              1,096,924               4,350,150
   Class Y shares                                                                 12,700                      --
Payments for redemptions
   Class A shares                                                            (15,913,688)            (38,417,663)
   Class B shares (Note 2)                                                    (8,502,416)            (18,556,830)
   Class C shares (Note 2)                                                      (870,609)             (1,448,268)
   Class Y shares                                                                 (2,093)                     --
                                                                              ----------              ----------
Increase (decrease) in net assets from capital share transactions             18,094,746              52,225,675
                                                                              ----------              ----------
Total increase (decrease) in net assets                                       83,470,375             (45,993,939)
Net assets at beginning of period                                            181,935,648             227,929,587
                                                                             -----------             -----------
Net assets at end of period                                                 $265,406,023            $181,935,648
                                                                            ============            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Growth Fund

                        (Unaudited as to Sept. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.92% to 0.795% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. The Maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $105,674 for the six months ended Sept. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with RS Investment Management, L.P., Bjurman, Barry and Associates, Turner Investment Partners and UBS Global Asset Management. Prior to Aug. 18, 2003, new investments in the Fund, net of any redemptions, were allocated to the subadvisers in equal portions. Effective Aug. 18, 2003, AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-quarter of the Fund. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $435,037 for Class A, $47,326 for Class B and $1,223 for Class C for the six months ended Sept. 30, 2003.

For the six months ended Sept. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.68% for Class A, 2.46% for Class B, 2.46% for Class C and 1.50% for Class Y. Beginning April 1, 2003, AEFC and its affiliates have agreed to waive certain fees and expenses until March 31, 2004. Under this agreement, total expenses will not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C and 1.52% for Class Y of the Fund's average daily net assets.

During the six months ended Sept. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $614 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $360,154,634 and $348,580,561, respectively, for the six months ended Sept. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $41,040 for the six months ended Sept. 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Sept. 30, 2003
                                              Class A           Class B         Class C           Class Y
Sold                                        8,474,377         3,641,304         322,028           3,276
Issued for reinvested distributions                --                --              --              --
Redeemed                                   (4,640,081)       (2,526,589)       (255,086)           (700)
                                           ----------        ----------        --------            ----
Net increase (decrease)                     3,834,296         1,114,715          66,942           2,576
                                            ---------         ---------          ------           -----

                                                               Year ended March 31, 2003
                                              Class A           Class B         Class C           Class Y
Sold                                       20,218,544        10,821,546       1,308,013             --
Issued for reinvested distributions                --                --              --             --
Redeemed                                  (12,267,034)       (6,008,203)       (481,565)            --
                                          -----------        ----------        --------           ----
Net increase (decrease)                     7,951,510         4,813,343         826,448             --
                                            ---------         ---------         -------           ----

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $4,604,370 were on loan to brokers. For collateral, the Fund received $5,597,000 in cash. Income from securities lending amounted to $38,111 for the six months ended Sept. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                              Six months ended Sept. 30, 2003
                                                           Calls
                                                Contracts         Premiums
Balance March 31, 2003                             --             $    --
Opened                                            179              15,097
Closed                                           (133)             (5,109)
Exercised                                         (46)             (9,988)
                                                  ---              ------
Balance Sept. 30, 2003                             --             $    --
                                                  ---             -------

See "Summary of significant accounting policies."

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2003.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $85,922,096 as of March 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(j)       2003         2002        2001(b)
Net asset value, beginning of period                                       $2.80       $ 4.43        $4.13        $5.09
Income from investment operations:
Net investment income (loss)                                                (.02)        (.04)        (.03)          --
Net gains (losses) (both realized and unrealized)                           1.02        (1.59)         .33         (.96)
Total from investment operations                                            1.00        (1.63)         .30         (.96)
Net asset value, end of period                                             $3.80       $ 2.80        $4.43        $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                     $175         $118         $152          $30
Ratio of expenses to average daily net assets(c)                           1.68%(d)     1.55%(e)     1.53%(e)     1.50%(d),(e)
Ratio of net investment income (loss) to average daily net assets         (1.23%)(d)   (1.23%)      (1.02%)       (.03%)(d)
Portfolio turnover rate (excluding short-term securities)                   156%         175%         153%          35%
Total return(i)                                                           35.71%(k)   (36.79%)       7.29%      (18.86%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(j)       2003         2002        2001(b)
Net asset value, beginning of period                                       $2.76       $ 4.39        $4.12        $5.09
Income from investment operations:
Net investment income (loss)                                                (.03)        (.06)        (.04)        (.01)
Net gains (losses) (both realized and unrealized)                           1.00        (1.57)         .31         (.96)
Total from investment operations                                             .97        (1.63)         .27         (.97)
Net asset value, end of period                                             $3.73       $ 2.76        $4.39        $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                      $83          $58          $71           $8
Ratio of expenses to average daily net assets(c)                           2.46%(d)     2.31%(f)     2.31%(f)     2.31%(d),(f)
Ratio of net investment income (loss) to average daily net assets         (2.01%)(d)   (1.99%)      (1.81%)       (.78%)(d)
Portfolio turnover rate (excluding short-term securities)                   156%         175%         153%          35%
Total return(i)                                                           35.14%(k)   (37.13%)       6.55%      (19.06%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(j)       2003         2002        2001(b)
Net asset value, beginning of period                                       $2.76       $ 4.39        $4.12        $5.09
Income from investment operations:
Net investment income (loss)                                                (.03)        (.06)        (.04)        (.01)
Net gains (losses) (both realized and unrealized)                           1.00        (1.57)         .31         (.96)
Total from investment operations                                             .97        (1.63)         .27         (.97)
Net asset value, end of period                                             $3.73       $ 2.76        $4.39        $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                       $7           $5           $5           $1
Ratio of expenses to average daily net assets(c),(g)                       2.46%(d)     2.31%        2.31%        2.31%(d)
Ratio of net investment income (loss) to average daily net assets         (2.00%)(d)   (1.99%)      (1.81%)       (.77%)(d)
Portfolio turnover rate (excluding short-term securities)                   156%         175%         153%          35%
Total return(i)                                                           35.14%(k)   (37.13%)       6.55%      (19.06%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(j)       2003         2002        2001(b)
Net asset value, beginning of period                                       $2.81       $ 4.43        $4.13        $5.09
Income from investment operations:
Net investment income (loss)                                                (.02)        (.03)        (.02)          --
Net gains (losses) (both realized and unrealized)                           1.02        (1.59)         .32         (.96)
Total from investment operations                                            1.00        (1.62)         .30         (.96)
Net asset value, end of period                                             $3.81       $ 2.81        $4.43        $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                           1.50%(d)     1.37%(h)     1.35%(h)     1.31%(d),(h)
Ratio of net investment income (loss) to average daily net assets         (1.04%)(d)   (1.06%)       (.98%)        .11%(d)
Portfolio turnover rate (excluding short-term securities)                   156%         175%         153%          35%
Total return(i)                                                           35.59%(k)   (36.57%)       7.32%      (18.86%)(k)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.79%, 1.89% and 4.37% for the periods ended March 31, 2003, 2002 and 2001 respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been would have been 2.47% for the six months ended Sept. 30, 2003 and 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61%, 1.71% and 4.07% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Sept. 30, 2003 (Unaudited).

(k)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2003 SEMIANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's next published Statement of Additional Information (SAI) which will be available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Small Cap
        Advantage
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             7

Financial Statements                                                 14

Notes to Financial Statements                                        17

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF SEPT. 30, 2003

PORTFOLIO MANAGERS

Portfolio manager                                           Kent Kelley
Since                                                              1/99
Years in industry                                                    25

Portfolio manager                                         Jacob Hurwitz
Since                                                              1/99
Years in industry                                                    25

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 5/4/99       B: 5/4/99       C: 6/26/00      Y: 5/4/99

Ticker symbols
A: ASAAX        B: ASABX        C: ADVCX        Y: --

Total net assets                                         $615.0 million

Number of holdings                                                  381

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM  SIZE
          X                SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

Technology 19.0%
Financials 18.4%
Consumer discretionary 14.6%
Health care 11.8%
Industrials 11.1%
Materials 6.1%
Short-term securities 5.9%
Telecommunications 5.4%
Energy  3.2%
Utilities 2.9%
Consumer staples 1.6%

TOP TEN HOLDINGS

Percentage of portfolio assets

Energen (Utilities -- natural gas)                                    0.5%
Sterling Financial (Banks and savings & loans)                        0.5
VCA Antech (Health care services)                                     0.5
Redwood Trust (Real estate investment trust)                          0.5
Delphi Financial Group Cl A (Financial services)                      0.5
Commercial Capital Bancorp
(Banks and savings & loans)                                           0.5
Northwest Airlines Cl A (Airlines)                                    0.5
Finish Line Cl A (Retail -- general)                                  0.5
Take-Two Interactive Software
(Computer software & services)                                        0.5
PNM Resources (Utilities -- electric)                                 0.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

                            WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Kent Kelley and Jacob Hurwitz discuss AXP Small Cap Advantage Fund's results and positioning for the first half of fiscal year 2003.

Q: How did AXP Small Cap Advantage Fund perform for the six months ended Sept. 30, 2003?

A: AXP Small Cap Advantage Fund's Class A shares, excluding sales charge, rose 33.41% for the six-month period ended Sept. 30, 2003, slightly trailing the Fund's benchmark, the Russell 2000(R) Index, which advanced 34.63% for the period. The Lipper Small-Cap Core Funds Index, representing the Fund's peer group, returned 29.36% for the same time frame.

Q:   What factors most significantly affected performance for the period?

A: Small cap stocks performed particularly well over the past six months, outpacing large cap and mid-cap stocks. Both small cap growth and small cap value stocks posted strong returns in a recovery that touched all sectors.

     Small caps outperformed large cap and mid-cap stocks following the March lows. Historically, as the market embraces the notion of a domestic economic recovery, small cap stocks have performed especially well.

(bar chart)
                   PERFORMANCE COMPARISON
        For the six-month period ended Sept. 30, 2003

35%      (bar 1)           (bar 2)
         +33.41%           +34.63%
30%                                         (bar 3)
                                            +29.36%
25%

20%

15%

10%

 5%

 0%

(bar 1) AXP Small Cap Advantage Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Index(1) (unmanaged)
(bar 3)  Lipper Small-Cap Core Funds Index(2)

(1) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Both small cap growth and small cap value stocks posted strong returns in a recovery that touched all sectors.(end callout quote)

     As a group, higher risk and lower priced stocks performed very well during the period, as investors focused more on the potential of an economic recovery than on company-specific fundamentals such as current earnings. Our investment style leads us to build a well-diversified portfolio of small cap stocks with good earnings and cash flow and avoid companies that we believe have excessive business risk or unfavorable valuations. Therefore, the Fund's return fell modestly short of its benchmark, the Russell 2000 Index, because we had less exposure to the most speculative stocks in the Index. Nonetheless, our disciplined approach and good risk management versus the benchmark helped the Fund outpace its peer group for the six-month period.

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                            Class A                    Class B                   Class C                       Class Y
(Inception dates)          (5/4/99)                   (5/4/99)                  (6/26/00)                     (5/4/99)
                     NAV(1)       POP(2)       NAV(1)     After CDSC(3)    NAV(1)   After CDSC(4)       NAV(5)     POP(5)
6 months*           +33.41%      +25.75%      +33.25%       +28.25%       +32.91%      +31.91%         +33.74%    +33.74%
1 year              +34.73%      +26.97%      +33.92%       +29.92%       +33.59%      +33.59%         +35.05%    +35.05%
Since inception      +3.47%       +2.09%       +2.71%        +2.29%        -1.71%       -1.71%          +3.64%     +3.64%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     Within small cap, growth stocks -- led by technology and telecom stocks -- were the strongest performers during this period as the technology-spending drought that lasted nearly four years appeared to be coming to an end. Within these sectors, the Fund's holdings in wireless telecommunications were the strongest performers. The Fund's holdings in consumer finance and manufacturing also contributed positively to the Fund's performance. The Fund's best relative performance occurred in the finance sector. On the other hand, the Fund's biotechnology holdings underperformed their peers and detracted from the Fund's relative performance.

Q:   How would you describe your investment approach?

A: We seek a balance between valuation and momentum while employing both quantitative and qualitative analysis. The quantitative approach uses computer models to identify the most attractive stocks in each economic sector of the small cap market, using valuation, earnings and price-related variables. It seeks quality companies -- differentiated by superior cash flow generation and attractive relative valuations -- on both the growth and value sides of the small cap universe.

     For value stocks, we consider more than the company's relative cheapness. We want to see evidence that there is a catalyst in place for the stock price to move higher, so we pay close attention to indicators that, on average, signal an earnings turnaround. Likewise, for growth stocks, we want to own stocks with above-average future growth potential and attractive valuations. We believe that by using a balance of approaches, we can produce consistent and attractive risk-adjusted returns for the Fund's investors.

Q:   How are you positioning the Fund for the months ahead?

A: We continue to look for the best investment opportunities within each sector of the small cap market. We look to balance growth stocks and value stocks, valuation and momentum, and a quantitative and qualitative investment management decision-making process. Our long-time practice is to favor companies with superior cash flow generation and with attractive valuations relative to other investment opportunities. We invest in all segments of the small cap market, but select individual stocks that fit well within our investment strategy. In our disciplined framework, we seek to provide consistent exposure to all segments of the small cap market.

--------------------------------------------------------------------------------
6   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Small Cap Advantage Fund
Sept. 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.5%)
Issuer                                         Shares                Value(a)

Aerospace & defense (0.8%)
Aviall                                       113,000(b)            $1,398,940
MTC Technologies                              68,900(b)             1,598,480
REMEC                                        176,817(b)             1,803,533
Total                                                               4,800,953

Airlines (1.0%)
America West Holdings Cl B                   128,000(b)             1,245,440
Northwest Airlines Cl A                      329,000(b)             3,191,300
SkyWest                                       96,000                1,662,720
Total                                                               6,099,460

Automotive & related (1.5%)
Asbury Automotive Group                      144,800(b)             2,410,920
Bandag                                        44,000                1,484,120
Dura Automotive Systems Cl A                 154,605(b)             1,471,840
Modine Mfg                                    53,000                1,261,400
Tenneco Automotive                           141,000(b)               886,890
Tower Automotive                             413,000(b)             1,858,500
Total                                                               9,373,670

Banks and savings & loans (9.8%)
Anchor BanCorp Wisconsin                      86,000                2,019,280
Bank of the Ozarks                            69,200                3,080,092
BankUnited Financial Cl A                     78,000(b)             1,644,240
Capital Bancorp                               31,650                  846,638
Central Pacific Financial                     32,256                  790,272
City Holding                                  57,000                1,892,400
Commercial Capital Bancorp                   204,500(b)             3,196,335
Community Bank System                         44,000                1,932,040
Dime Community Bancshares                     83,341                1,916,843
First BanCorp                                 94,000                2,890,500
First Federal Capital                        104,000                2,137,200
First Republic Bank                           89,000                2,743,870
FirstFed Financial                            72,057(b)             2,846,252
Greater Bay Bancorp                           83,350                1,733,680
Hawthorne Financial                           45,232(b)             1,816,517
IBERIABANK                                    50,000                2,631,000
Independent Bank                              76,233                2,232,102
MAF Bancorp                                   58,807                2,246,427
New Century Financial                         93,000                2,633,760
Oak Hill Financial                            26,400                  765,336
Quaker City Bancorp                           43,250                1,730,000
R & G Financial Cl B                          90,419(c)             2,640,235
South Financial Group                        106,000                2,638,340
Sterling Financial                           121,880(b)             3,430,921
Texas Regional Bancshares Cl A                72,000                2,432,880
TierOne                                       68,000(b)             1,431,400
Wintrust Financial                            58,000                2,184,860
WSFS Financial                                46,500                1,962,300
Total                                                              60,445,720

Beverages & tobacco (0.4%)
Standard Commercial                          137,100                2,522,640

Broker dealers (0.4%)
Affiliated Managers Group                     41,100(b)             2,581,080

Building materials & construction (2.3%)
Building Materials Holding                    89,950                1,178,345
Griffon                                      108,510(b)             1,948,840
Hughes Supply                                 46,000                1,492,700
M/I Schottenstein Homes                       52,000                2,062,840
NCI Building Systems                          85,000(b)             1,691,500
Potlatch                                      94,000                2,793,680
Trex                                          35,000(b)             1,086,750
USG                                          109,000(b)             1,879,160
Total                                                              14,133,815

Cellular telecommunications (0.8%)
NII Holdings Cl B                             49,000(b)             2,924,810
Western Wireless Cl A                        117,000(b)             2,180,880
Total                                                               5,105,690

Chemicals (1.9%)
FMC                                           94,600(b)             2,383,920
Georgia Gulf                                  59,000                1,377,650
Hercules                                     203,000(b)             2,299,990
Immucor                                       56,000(b)             1,509,200
MacDermid                                     95,000                2,512,750
OM Group                                     111,000                1,625,040
Total                                                              11,708,550

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
7   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                         Shares                Value(a)

Computer hardware (1.9%)
Agilysys                                      79,000                 $692,830
Artesyn Technologies                         220,000(b)             1,667,600
Electronics for Imaging                       37,000(b)               862,840
Gateway                                      152,000(b)               860,320
Hutchinson Technology                         38,000(b)             1,257,800
Iomega                                        73,000(b)               813,220
RadiSys                                       87,000(b)             1,569,480
Rainbow Technologies                         146,450(b)             1,338,553
Synaptics                                    107,000(b)             1,151,320
Western Digital                              125,000(b)             1,611,250
Total                                                              11,825,213

Computer software & services (11.1%)
ANSYS                                         68,000(b)             2,416,720
Ascential Software                            36,000(b)               667,080
Avid Technology                               22,000(b)             1,162,480
Avocent                                       38,000(b)             1,151,020
Centillium Communications                    105,000(b)               742,350
Ciber                                        166,000(b)             1,261,600
CompuCom Systems                             218,600(b)               918,120
Dendrite Intl                                182,000(b)             2,764,580
Digitas                                      150,400(b)             1,091,904
Documentum                                    51,000(b)             1,086,810
Dot Hill Systems                              74,000(b)             1,004,180
Epicor Software                              180,000(b)             1,609,200
eSpeed Cl A                                   90,000(b)             2,034,900
F5 Networks                                   47,000(b)               904,280
FindWhat.com                                  53,100(b)               917,568
Foundry Networks                              65,000(b)             1,398,150
Hypercom                                     193,000(b)             1,040,270
Hyperion Solutions                            49,000(b)             1,414,630
Informatica                                  138,000(b)             1,028,100
Inter-Tel                                     49,000                1,202,950
Intergraph                                    47,000(b)             1,094,160
Ixia                                         100,500(b)             1,087,310
j2 Global Communications                      54,000(b)             2,042,820
Kronos                                        15,750(b)               833,333
Lawson Software                              167,000(b)             1,184,030
Legato Systems                               248,000(b)             2,780,079
Lexar Media                                  121,000(b)             2,061,840
ManTech Intl Cl A                             61,000(b)             1,517,680
McDATA Cl A                                  117,000(b)             1,400,490
Mentor Graphics                               47,000(b)               823,910
Micromuse                                    100,000(b)               818,000
NDCHealth                                     43,000                  900,850
NetIQ                                        103,000(b)             1,229,820
OPNET Technologies                            48,000(b)               599,040
Parametric Technology                        340,000(b)             1,060,800
Pinnacle Systems                              82,000(b)               691,260
Quest Software                                40,000(b)               484,000
RSA Security                                 123,000(b)             1,756,440
SafeNet                                       36,000(b)             1,300,680
SeaChange Intl                               172,000(b)             2,155,160
SM&A                                         158,000(b)             1,818,580
SupportSoft                                  192,000(b)             2,148,480
Take-Two Interactive Software                 91,000(b)             3,109,469
Tyler Technologies                           201,000(b)             1,423,080
United Online                                 41,000(b)             1,423,520
ValueClick                                   150,000(b)             1,261,500
Vastera                                       89,000(b)               457,460
VitalWorks                                   237,000(b)             1,244,250
WebMethods                                   119,000(b)               949,620
Websense                                      54,000(b)             1,148,580
Wireless Facilities                          193,000(b)             2,296,700
Total                                                              68,919,833

Electronics (6.7%)
Actel                                         43,749(b)             1,048,664
Aeroflex                                     211,300(b)             1,870,005
Artisan Components                            29,000(b)               487,490
Benchmark Electronics                         44,061(b)             1,862,458
Cabot Microelectronics                        11,000(b)               610,610
Daktronics                                   123,000(b)             1,969,230
DSP Group                                     34,300(b)               854,413
Emerson Radio                                341,910(b)             1,282,163
Entegris                                     116,927(b)             1,321,275
ESCO Technologies                             42,000(b)             1,901,340
Exar                                          95,800(b)             1,353,654
GlobespanVirata                              173,000(b)             1,249,060
GrafTech Intl                                205,000(b)             1,640,000
Helix Technology                              58,666                  960,362
II-VI                                         44,000(b)               879,560
Integrated Circuit Systems                    31,000(b)               931,240
Integrated Electrical Services               282,700(b)             1,950,630
Kopin                                        181,000(b)             1,254,330
Micrel                                        90,000(b)             1,097,100
Moog Cl A                                     58,686(b)             2,300,491
Newport                                       91,650(b)             1,292,265
Photronics                                    60,000(b)             1,275,600
Pixelworks                                    82,000(b)               706,840
Plexus                                        60,000(b)               932,400
Power Integrations                            42,100(b)             1,399,404
Rambus                                        61,000(b)             1,023,580
Rofin-Sinar Technologies                      69,000(b)             1,448,310
Rudolph Technologies                          42,074(b)               812,449

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                         Shares                Value(a)

Electronics (cont.)
Skyworks Solutions                           286,300(b)            $2,605,329
Varian Semiconductor
  Equipment Associates                        32,900(b)             1,232,105
Zoran                                         84,337(b)             1,644,572
Total                                                              41,196,929

Energy (1.3%)
Brown (Tom)                                   45,100(b)             1,159,070
Chesapeake Energy                            106,500                1,148,070
Patina Oil & Gas                              46,250                1,676,100
St. Mary Land & Exploration                   73,000                1,848,360
Swift Energy                                 140,000(b)             1,975,400
Total                                                               7,807,000

Energy equipment & services (2.1%)
CARBO Ceramics                                48,000                1,735,680
Cimarex Energy                               115,000(b)             2,254,000
Grey Wolf                                    496,000(b)             1,726,080
Offshore Logistics                            61,000(b)             1,238,300
Oil States Intl                              146,000(b)             1,852,740
Ultra Petroleum                              206,000(b)             2,873,700
Unit Corp                                     55,000(b)             1,036,200
Total                                                              12,716,700

Engineering & construction (0.6%)
Dycom Inds                                   107,000(b)             2,181,730
URS                                           75,000(b)             1,455,000
Total                                                               3,636,730

Environmental services (0.2%)
Stericycle                                    26,800(b)             1,264,156

Finance companies (0.4%)
ITLA Capital                                  41,500(b)             1,768,315
National Financial Partners                   15,650(b)               422,550
Total                                                               2,190,865

Financial services (2.3%)
AmeriCredit                                  215,000(b)             2,214,500
Charles River Associates                      36,000(b)             1,027,080
Delphi Financial Group Cl A                   69,000                3,209,880
Irwin Financial                               94,506                2,296,496
Jefferies Group                               55,800                1,604,250
Saxon Capital                                111,000(b)             1,902,540
WFS Financial                                 49,000(b)             1,814,470
Total                                                              14,069,216

Food (0.8%)
Corn Products Intl                            42,000                1,337,700
Del Monte Foods                              107,000(b)               931,970
J & J Snack Foods                             26,000(b)               904,800
Ralcorp Holdings                              68,000(b)             1,883,600
Total                                                               5,058,070

Furniture & appliances (0.7%)
Briggs & Stratton                             45,000                2,644,200
Select Comfort                                64,700(b)             1,714,550
Total                                                               4,358,750

Health care products (8.6%)
Abgenix                                       87,000(b)             1,260,630
Adolor                                        64,000(b)             1,174,400
ALARIS Medical Systems                       115,000(b)             1,909,000
Amylin Pharmaceuticals                        59,000(b)             1,666,160
AtheroGenics                                 136,000(b)             2,276,640
Bio-Rad Laboratories Cl A                     36,800(b)             1,876,800
Biosite                                       28,000(b)               794,640
Cantel Medical                                62,800(b)               837,752
Coherent                                      44,000(b)             1,083,720
Conmed                                        43,000(b)               887,520
Cooper Companies                              48,114                1,960,646
CV Therapeutics                               54,000(b)             1,188,000
DeCODE genetics                              274,000(b,c)           1,290,540
Endo Pharmaceuticals Holdings                123,000(b)             2,515,350
EPIX Medical                                  56,000(b)               953,120
Esperion Therapeutics                         83,000(b)             1,617,670
Exact Sciences                                82,400(b)             1,112,400
Gen-Probe                                     52,000(b)             2,816,839
Kos Pharmaceuticals                           45,000(b)             1,548,000
Kyphon                                        28,000(b)               546,000
Martek Biosciences                            39,000(b)             2,054,130
Mentor                                        27,000                  615,600
MIM                                          116,000(b)               870,000
Nabi Biopharmaceuticals                      149,000(b)             1,256,070
Neurocrine Biosciences                        22,000(b)             1,089,440
OSI Pharmaceuticals                           44,000(b)             1,428,680
Perrigo                                       85,000                1,082,050
Pharmaceutical Resources                      25,000(b)             1,705,500
Pharmacopeia                                  67,000(b)               850,833
PSS World Medical                            189,400(b)             1,679,978
Respironics                                   24,650(b)             1,029,877
SciClone Pharmaceuticals                      61,400(b)               485,060
Serologicals                                  50,640(b)               665,916
Tanox                                         65,000(b)             1,300,650
Techne                                        31,000(b)               985,490
Telik                                         89,100(b)             1,786,455

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                         Shares                Value(a)

Health care products (cont.)
Therasense                                   108,000(b)            $1,348,920
United Therapeutics                           84,000(b)             1,897,560
Wilson Greatbatch Technologies                33,000(b)             1,189,650
Total                                                              52,637,686

Health care services (3.7%)
aaiPharma                                    101,500(b)             1,736,665
Beverly Enterprises                          200,000(b)             1,184,000
Cell Genesys                                  99,000(b)             1,245,420
Connetics                                    107,000(b)             1,932,420
Discovery Partners Intl                      226,212(b)             1,339,175
Hanger Orthopedic Group                       79,675(b)             1,223,011
Molina Healthcare                             59,450(b)             1,550,456
Option Care                                   53,000(b)               636,530
Owens & Minor                                 81,000                1,952,100
Pediatrix Medical Group                       39,800(b)             1,832,790
Select Medical                                61,000(b)             1,756,800
Sierra Health Services                        82,000(b)             1,685,100
Stewart Enterprises Cl A                     255,000(b)               969,000
SurModics                                     21,000(b)               563,640
VCA Antech                                   144,000(b)             3,391,200
Total                                                              22,998,307

Home building (0.3%)
Beazer Homes USA                              19,000(b)             1,603,600

Household products (0.5%)
Central Garden & Pet                          54,000(b)             1,410,480
Helen of Troy                                 66,000(b)             1,598,520
Total                                                               3,009,000

Industrial services (0.6%)
United Rentals                               129,000(b)             2,075,610
  Series B
UNOVA                                        130,775(b)             1,915,854
Total                                                               3,991,464

Industrial transportation (1.9%)
Florida East Coast Inds                       42,000                1,207,500
Forward Air                                   79,000(b)             2,184,350
Heartland Express                             72,000                1,729,440
Overseas Shipbuilding Group                   36,000                  930,600
Pacer Intl                                   104,000(b)             2,072,720
Wabash Natl                                   99,000(b)             1,579,050
Yellow Corp                                   66,000(b)             1,972,080
Total                                                              11,675,740

Insurance (3.6%)
AMERIGROUP                                    39,000(b)             1,740,570
Clark                                         80,000(b)             1,067,200
Hilb, Rogal & Hamilton                        54,000                1,676,160
IPC Holdings                                  55,700(c)             1,949,500
Navigators Group                              52,000(b)             1,700,920
Odyssey Re Holdings                          112,000                2,304,960
Penn-America Group                           155,000                2,321,900
ProAssurance                                 115,000(b)             2,970,450
RLI                                           80,400                2,646,768
StanCorp Financial Group                      28,400                1,631,580
Triad Guaranty                                42,883(b)             2,104,698
Total                                                              22,114,706

Leisure time & entertainment (0.2%)
Argosy Gaming                                 39,100(b)               954,040

Lodging & gaming (1.1%)
Alliance Gaming                              129,000(b)             2,616,120
Aztar                                         98,855(b)             1,750,722
Scientific Games Cl A                        212,000(b)             2,418,920
Total                                                               6,785,762

Machinery (2.6%)
Albany Intl Cl A                              68,990                2,127,652
Clarcor                                       37,000                1,443,000
Federal Signal                                77,000                1,147,300
Gardner Denver                                93,000(b)             1,953,930
Global Power Equipment Group                 148,000(b)               779,960
Joy Global                                   153,000(b)             2,402,100
Kadant                                        64,000(b)             1,226,240
Terex                                        111,000(b)             2,056,830
Toro                                          59,000                2,655,000
Total                                                              15,792,012

Media (3.3%)
ADVO                                          20,000(b)               832,600
Banta                                         39,000                1,404,000
Consolidated Graphics                         38,986(b)               991,414
Courier                                       26,000                1,323,660
Donnelley (RH)                                65,200(b)             2,634,732
Gray Television                              137,000                1,600,160
Journal Communications Cl A                  107,000(b)             1,770,850
Journal Register                              98,000(b)             1,837,500
Lin TV                                        48,100(b)             1,022,606
Regent Communications                        156,900(b)               957,090
Sinclair Broadcast Group Cl A                126,000(b)             1,280,160
Spanish Broadcasting
  System Cl A                                210,000(b)             1,785,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                         Shares                Value(a)

Media (cont.)
TiVo                                         157,000(b)            $1,163,370
Young Broadcasting Cl A                       73,000(b)             1,430,070
Total                                                              20,033,212

Metals (1.2%)
Century Aluminum                             115,509                1,253,273
Maverick Tube                                 73,000(b)             1,132,960
Reliance Steel & Aluminum                    113,000                2,507,470
RTI Intl Metals                               95,000(b)               999,400
United States Steel                           84,000                1,543,920
Total                                                               7,437,023

Miscellaneous (0.5%)
Gevity HR                                     86,400                1,268,352
SCP Pool                                      72,000(b)             2,003,040
Total                                                               3,271,392

Multi-industry (3.4%)
Acuity Brands                                114,450                2,066,967
Administaff                                   74,000(b)               657,860
Anixter Intl                                  31,500(b)               717,255
Applied Films                                 42,000(b)             1,248,660
Corinthian Colleges                           14,000(b)               800,240
Cornell Companies                            108,000(b)             1,776,600
Global Imaging Systems                        70,000(b)             1,722,000
IKON Office Solutions                        149,400                1,092,114
Jacuzzi Brands                               328,800(b)             2,038,560
Labor Ready                                  229,200(b)             2,303,460
MPS Group                                    200,500(b)             1,804,500
NCO Group                                     90,000(b)             2,112,300
YORK Intl                                     68,000                2,352,120
Total                                                              20,692,636

Paper & packaging (1.0%)
Buckeye Technologies                         174,000(b)             1,581,660
Crown Holdings                               296,204(b)             1,999,377
Silgan Holdings                               72,000(b)             2,304,000
Total                                                               5,885,037

Real estate investment trust (2.8%)
CBL & Associates Properties                   28,000                1,397,200
Gables Residential Trust                      57,000                1,842,240
Impac Mtge Holdings                          156,000                2,525,640
Pan Pacific Retail Properties                 44,300                1,904,900
Redwood Trust                                 76,000                3,222,400
SL Green Realty                               50,200                1,812,722
Town & Country Trust                          58,000                1,362,420
Universal Health Realty
  Income Trust                                36,000                  977,400
Ventas                                       135,000                2,311,200
Total                                                              17,356,122

Restaurants (0.7%)
Lone Star Steakhouse & Saloon                 44,000                  919,600
Panera Bread Cl A                             42,000(b)             1,720,320
RARE Hospitality Intl                         62,499(b)             1,556,850
Total                                                               4,196,770

Retail -- general (5.8%)
7-Eleven                                     140,800(b)             1,933,184
American Eagle Outfitters                    144,000(b)             2,139,840
AnnTaylor Stores                              44,000(b)             1,414,160
BJ's Wholesale Club                           85,000(b)             1,646,450
Brown Shoe                                    59,000                1,870,300
Claire's Stores                               55,000                1,840,300
Dick's Sporting Goods                         39,000(b)             1,456,260
Finish Line Cl A                             121,000(b)             3,182,300
Guitar Center                                 55,000(b)             1,768,800
Hollywood Entertainment                      115,000(b)             1,955,000
Jo-Ann Stores Cl A                            80,150(b)             2,236,185
NBTY                                         125,000(b)             2,918,750
Pacific Sunwear of California                109,500(b)             2,262,270
Phillips-Van Heusen                           73,000                1,095,730
School Specialty                              62,000(b)             1,749,020
Sharper Image                                100,000(b)             2,306,000
Sports Authority                              68,060(b)             2,141,168
Stage Stores                                  77,000(b)             1,961,960
Total                                                              35,877,677

Telecom equipment & services (4.0%)
Aether Systems                               117,000(b)               534,690
Andrew Corp                                  134,900(b)             1,657,921
Applied Signal Technology                     89,350                1,782,533
Arris Group                                  171,822(b)               987,977
Boston Communications Group                   93,000(b)               927,303
CommScope                                     83,000(b)             1,000,980
Crown Castle Intl                            153,000(b)             1,439,730
Digi Intl                                    197,000(b)             1,303,943
Ditech Communications                        182,000(b)             1,597,960
Interdigital Communications                   73,000(b)             1,095,000
Nextel Partners Cl A                         330,000(b)             2,590,499
Orbital Sciences                             197,600(b)             1,833,728
Plantronics                                   33,210(b)               792,723
Sonus Networks                               285,000(b)             1,975,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                         Shares                Value(a)

Telecom equipment & services (cont.)
Stratex Networks                             194,000(b)              $746,900
Sycamore Networks                            257,900(b)             1,263,710
Tekelec                                      110,000(b)             1,717,100
Terayon Communication Systems                225,000(b)             1,293,750
Total                                                              24,541,497

Textiles & apparel (1.8%)
K-Swiss Cl A                                  53,000                1,907,470
Kellwood                                      68,000                2,274,600
Maxwell Shoes Cl A                           131,750(b)             1,891,930
Oakley                                        95,000(b)               950,000
Quiksilver                                   153,000(b)             2,440,350
Urban Outfitters                              60,000(b)             1,563,600
Total                                                              11,027,950

Utilities -- electric (1.3%)
Black Hills                                   93,000                2,869,980
PNM Resources                                110,000                3,084,400
Unisource Energy                             100,732                1,915,923
Total                                                               7,870,303

Utilities -- natural gas (1.8%)
Energen                                       95,914                3,470,169
New Jersey Resources                          46,711                1,683,464
ONEOK                                        114,100                2,301,397
UGI                                           82,511                2,387,043
Western Gas Resources                         30,200                1,147,600
Total                                                              10,989,673

Utilities -- telephone (0.8%)
Cincinnati Bell                              160,000(b)               814,400
Commonwealth Telephone
  Enterprises                                 28,100(b)             1,127,653
General Communication Cl A                   216,130(b)             1,798,202
PTEK Holdings                                149,300(b)             1,216,795
Total                                                               4,957,050

Total common stocks
(Cost: $509,287,044)                                             $605,513,699

Short-term securities (6.2%)
Issuer                Annualized               Amount                Value(a)
                     yield on date           payable at
                      of purchase             maturity

U.S. government agencies (3.4%)
Federal Home Loan Mtge Corp Disc Nt
   12-04-03              1.06%            $5,000,000               $4,990,755
Federal Natl Mtge Assn Disc Nts
   10-08-03              0.99              5,000,000                4,998,911
   10-09-03              1.04              4,300,000                4,298,864
   11-19-03              1.01              1,700,000                1,697,711
   12-10-03              1.06              5,000,000                4,989,890
Total                                                              20,976,131

Commercial paper (2.8%)
AEGON Funding
   10-15-03              1.03              4,000,000(d)             3,998,233
ANZ (Delaware) Funding
   10-03-03              1.03              2,100,000                2,099,808
Fairway Finance
   10-01-03              1.12             11,100,000(d)            11,099,656
Total                                                              17,197,697

Total short-term securities
(Cost: $38,174,305)                                               $38,173,828

Total investments in securities
(Cost: $547,461,349)(e)                                          $643,687,527

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 1.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Sept. 30, 2003, the cost of securities for federal income tax purposes was approximately $547,461,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $109,915,000
     Unrealized depreciation                                    (13,688,000)
                                                                -----------
     Net unrealized appreciation                               $ 96,227,000
                                                               ------------

--------------------------------------------------------------------------------
13   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Cap Advantage Fund

Sept. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $547,461,349)                                                                     $ 643,687,527
Cash in bank on demand deposit                                                                                9,504
Capital shares receivable                                                                                   569,653
Dividends and accrued interest receivable                                                                   264,287
Receivable for investment securities sold                                                                 2,846,696
                                                                                                          ---------
Total assets                                                                                            647,377,667
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       50,048
Payable for investment securities purchased                                                              10,650,717
Payable upon return of securities loaned (Note 5)                                                        21,477,700
Accrued investment management services fee                                                                   12,218
Accrued distribution fee                                                                                      8,485
Accrued transfer agency fee                                                                                   4,162
Accrued administrative services fee                                                                             951
Other accrued expenses                                                                                      187,921
                                                                                                            -------
Total liabilities                                                                                        32,392,202
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                    $ 614,985,465
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $   1,136,641
Additional paid-in capital                                                                              632,344,105
Net operating loss                                                                                       (1,993,375)
Accumulated net realized gain (loss) (Note 7)                                                          (112,728,084)
Unrealized appreciation (depreciation) on investments                                                    96,226,178
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                              $ 614,985,465
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 409,750,305
                                                            Class B                                   $ 197,580,023
                                                            Class C                                   $   7,607,476
                                                            Class Y                                   $      47,661
Net asset value per share of outstanding capital stock:     Class A shares          74,864,510        $        5.47
                                                            Class B shares          37,352,682        $        5.29
                                                            Class C shares           1,438,219        $        5.29
                                                            Class Y shares               8,645        $        5.51
                                                                                         -----        -------------
* Including securities on loan, at value (Note 5)                                                     $  20,439,640
                                                                                                      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Small Cap Advantage Fund

Six months ended Sept. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                   $  2,032,381
Interest                                                                          67,943
Fee income from securities lending (Note 5)                                       98,277
   Less foreign taxes withheld                                                    (3,544)
                                                                                  ------
Total income                                                                   2,195,057
                                                                               ---------
Expenses (Note 2):
Investment management services fee                                             2,042,903
Distribution fee
   Class A                                                                       439,477
   Class B                                                                       876,967
   Class C                                                                        30,430
Transfer agency fee                                                              662,920
Incremental transfer agency fee
   Class A                                                                        47,564
   Class B                                                                        40,586
   Class C                                                                         1,860
Service fee -- Class Y                                                                14
Administrative services fees and expenses                                        155,834
Compensation of board members                                                      4,725
Custodian fees                                                                    56,133
Printing and postage                                                              17,737
Registration fees                                                                 35,485
Audit fees                                                                         9,500
Other                                                                              9,651
                                                                                   -----
Total expenses                                                                 4,431,786
   Earnings credits on cash balances (Note 2)                                     (1,962)
                                                                                  ------
Total net expenses                                                             4,429,824
                                                                               ---------
Investment income (loss) -- net                                               (2,234,767)
                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                    24,206,941
Net change in unrealized appreciation (depreciation) on investments          119,965,013
                                                                             -----------
Net gain (loss) on investments                                               144,171,954
                                                                             -----------
Net increase (decrease) in net assets resulting from operations             $141,937,187
                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Small Cap Advantage Fund
                                                                              Sept. 30, 2003        March 31, 2003
                                                                             Six months ended         Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                               $ (2,234,767)        $  (3,252,041)
Net realized gain (loss) on investments                                         24,206,941           (79,069,324)
Net change in unrealized appreciation (depreciation) on investments            119,965,013           (72,549,292)
                                                                               -----------           -----------
Net increase (decrease) in net assets resulting from operations                141,937,187          (154,870,657)
                                                                               -----------          ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      72,430,276            46,854,527
   Class B shares                                                               28,686,778            24,923,332
   Class C shares                                                                2,047,080             2,249,823
   Class Y shares                                                                   22,962                17,532
Payments for redemptions
   Class A shares                                                              (28,453,009)          (89,428,332)
   Class B shares (Note 2)                                                     (19,301,102)          (50,379,550)
   Class C shares (Note 2)                                                        (518,436)           (1,326,865)
   Class Y shares                                                                       --              (116,221)
                                                                                ----------           -----------
Increase (decrease) in net assets from capital share transactions               54,914,549           (67,205,754)
                                                                                ----------           -----------
Total increase (decrease) in net assets                                        196,851,736          (222,076,411)
Net assets at beginning of period                                              418,133,729           640,210,140
                                                                               -----------           -----------
Net assets at end of period                                                   $614,985,465         $ 418,133,729
                                                                              ============         =============
Undistributed (excess of distributions over) net investment income            $ (1,993,375)        $     241,392
                                                                              ------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Small Cap Advantage Fund
(Unaudited as to Sept. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
19   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.74% to 0.615% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $111,568 for the six months ended Sept. 30, 2003.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

--------------------------------------------------------------------------------
20   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $797,396 for Class A, and $84,580 for Class B and $650 for Class C for the six months ended Sept. 30, 2003.

During the six months ended Sept. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $1,962 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $381,555,604 and $330,819,193 respectively, for the six months ended Sept. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $360 for the six months ended Sept. 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Six months ended Sept. 30, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       14,089,662         5,778,241          405,625            4,382
Issued for reinvested distributions                --                --               --               --
Redeemed                                   (5,680,168)       (3,982,205)        (104,855)              --
                                           ----------        ----------         --------            -----
Net increase (decrease)                     8,409,494         1,796,036          300,770            4,382
                                            ---------         ---------          -------            -----

                                                                Year ended March 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       10,212,443         5,523,485          504,039            4,023
Issued for reinvested distributions                --                --               --               --
Redeemed                                  (19,988,900)      (11,520,372)        (310,300)         (29,041)
                                          -----------       -----------         --------          -------
Net increase (decrease)                    (9,776,457)       (5,996,887)         193,739          (25,018)
                                           ----------        ----------          -------          -------

--------------------------------------------------------------------------------
21   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $20,439,640 were on loan to brokers. For collateral, the Fund received $21,477,700 in cash. Income from securities lending amounted to $98,277 for the six months ended Sept. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $131,746,235 as of March 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(k)      2003     2002       2001       2000(b)
Net asset value, beginning of period                                       $4.10      $ 5.43    $4.79      $6.07       $5.00
Income from investment operations:
Net investment income (loss)                                                (.02)       (.02)    (.02)      (.01)       (.01)
Net gains (losses) (both realized and unrealized)                           1.39       (1.31)     .66       (.98)       1.11
Total from investment operations                                            1.37       (1.33)     .64       (.99)       1.10
Less distributions:
Distributions from realized gains                                             --          --       --       (.29)       (.03)
Net asset value, end of period                                             $5.47      $ 4.10    $5.43      $4.79       $6.07

Ratios/supplemental data
Net assets, end of period (in millions)                                     $410        $272     $414       $352        $281
Ratio of expenses to average daily net assets(d)                           1.40%(e)    1.38%    1.25%      1.25%       1.32%(e),(f)
Ratio of net investment income (loss) to average daily net assets          (.58%)(e)   (.38%)   (.31%)     (.11%)      (.54%)(e)
Portfolio turnover rate (excluding short-term securities)                    64%        128%     136%       144%        108%
Total return(i)                                                           33.41%(j)  (24.49%)  13.36%    (16.59%)     22.04%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(k)      2003     2002       2001        2000(b)
Net asset value, beginning of period                                       $3.97      $ 5.31    $4.72     $ 6.03       $5.00
Income from investment operations:
Net investment income (loss)                                                (.03)       (.05)    (.05)      (.04)       (.03)
Net gains (losses) (both realized and unrealized)                           1.35       (1.29)     .64       (.98)       1.09
Total from investment operations                                            1.32       (1.34)     .59      (1.02)       1.06
Less distributions:
Distributions from realized gains                                             --          --       --       (.29)       (.03)
Net asset value, end of period                                             $5.29      $ 3.97    $5.31     $ 4.72       $6.03

Ratios/supplemental data
Net assets, end of period (in millions)                                     $198        $141     $221       $184        $140
Ratio of expenses to average daily net assets(d)                           2.17%(e)    2.14%    2.02%      2.02%       2.09%(e),(g)
Ratio of net investment income (loss) to average daily net assets         (1.34%)(e)  (1.15%)  (1.08%)     (.88%)     (1.32%)(e)
Portfolio turnover rate (excluding short-term securities)                    64%        128%     136%       144%        108%
Total return(i)                                                           33.25%(j)  (25.24%)  12.50%    (17.21%)     21.24%(j)

See accompanying notes to financial highlights.

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24   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(k)      2003     2002      2001(c)
Net asset value, beginning of period                                       $3.98      $ 5.31    $4.72      $5.92
Income from investment operations:
Net investment income (loss)                                                (.03)       (.05)    (.05)      (.01)
Net gains (losses) (both realized and unrealized)                           1.34       (1.28)     .64       (.90)
Total from investment operations                                            1.31       (1.33)     .59       (.91)
Less distributions:
Distributions from realized gains                                             --          --       --       (.29)
Net asset value, end of period                                             $5.29      $ 3.98    $5.31      $4.72

Ratios/supplemental data
Net assets, end of period (in millions)                                       $8          $5       $5         $2
Ratio of expenses to average daily net assets(d)                           2.19%(e)    2.17%    2.04%      2.02%(e)
Ratio of net investment income (loss) to average daily net assets         (1.37%)(e)  (1.16%)  (1.10%)     (.84%)(e)
Portfolio turnover rate (excluding short-term securities)                    64%        128%     136%       144%
Total return(i)                                                           32.91%(j)  (25.05%)  12.50%    (15.67%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(k)      2003     2002       2001       2000(b)
Net asset value, beginning of period                                       $4.12      $ 5.46    $4.81      $6.08       $5.00
Income from investment operations:
Net investment income (loss)                                                (.01)       (.02)    (.01)       .01        (.01)
Net gains (losses) (both realized and unrealized)                           1.40       (1.32)     .66       (.99)       1.12
Total from investment operations                                            1.39       (1.34)     .65       (.98)       1.11
Less distributions:
Distributions from realized gains                                             --          --       --       (.29)       (.03)
Net asset value, end of period                                             $5.51      $ 4.12    $5.46      $4.81       $6.08

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--         $--      $--        $--         $--
Ratio of expenses to average daily net assets(d)                           1.24%(e)    1.16%    1.08%      1.12%       1.16%(e),(h)
Ratio of net investment income (loss) to average daily net assets          (.43%)(e)   (.27%)   (.14%)     (.05%)      (.13%)(e)
Portfolio turnover rate (excluding short-term securities)                    64%        128%     136%       144%        108%
Total return(i)                                                           33.74%(j)  (24.54%)  13.51%    (16.39%)     22.24%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.

(c)  Inception date was June 26, 2000.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(e)  Adjusted to an annual basis.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.77% for the period ended March 31, 2000.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.53% for the period ended March 31, 2000.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.61% for the period ended March 31, 2000.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Sept. 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP SMALL CAP ADVANTAGE FUND   --   2003 SEMIANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's next published Statement of Additional Information (SAI) which will be available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Strategy
        Aggressive
             Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2003

AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements                                                 12

Notes to Financial Statements                                        15

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF SEPT. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                      Paul Rokosz, CFA
Since                                                              6/02
Years in industry                                                    17

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 3/20/95      B: 5/14/84      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: ISAAX        B: INAGX        C: ASACX        Y: ASAYX

Total net assets                                         $832.1 million

Number of holdings                                                  116

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                           LARGE
                     X     MEDIUM  SIZE
                           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 29.4%
Health care  21.2%
Consumer discretionary 18.0%
Industrials 12.8%
Financials 6.3%
Energy 6.1%
Short-term securities 3.0%
Materials 2.2%
Consumer staples 1.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

Hunt (JB) Transport Services (Industrial transportation)              2.3%
Univision Communications Cl A (Media)                                 2.0
Electronic Arts (Computer software & services)                        2.0
Integrated Circuit Systems (Electronics)                              1.9
Barr Laboratories (Health care products)                              1.9
Network Appliance (Computer hardware)                                 1.8
Amylin Pharmaceuticals (Health care products)                         1.7
Manpower (Multi-industry)                                             1.7
Chico's FAS (Textiles & apparel)                                      1.7
Fiserv (Computer software & services)                                 1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Paul Rokosz discusses AXP Strategy Aggressive Fund's results and positioning for the first half fiscal year 2003.

Q: How did AXP Strategy Aggressive Fund perform for the semiannual period ended Sept. 30, 2003?

A: AXP Strategy Aggressive Fund's Class A shares gained 16.61% (excluding sales charge) for the six months ended Sept. 30, 2003, underperforming the 27.26% advance of the broad-based Russell MidCap(R) Growth Index. The Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, rose 24.03% over the same period.

Q: What factors most significantly impacted performance during the six-month period?

A: As the semiannual period began, equity market performance was on an upward ascent, as concerns over the war in Iraq eased and fiscal and monetary stimulus kicked in prompting the U.S. economy to begin a long-awaited recovery. As economic prospects improved, investors embraced what are considered the more high risk, high beta sectors of the market. High-beta sectors are those considered more volatile than the equity market as a whole. Thus, during both the second and third quarters of 2003, low quality stocks in information technology led the way.

(bar chart)
                   PERFORMANCE COMPARISON
        For the six-month period ended Sept. 30, 2003

30%                        (bar 2)
                           +27.26%
25%                                         (bar 3)
                                            +24.03%
20%
         (bar 1)
15%      +16.61%

10%

 5%

 0%

(bar 1) AXP Strategy Aggressive Fund Class A (excluding sales charge) (bar 2) Russell MidCap(R) Growth Index(1) (unmanaged)
(bar 3)  Lipper Mid-Cap Growth Funds Index(2)

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> One of the primary factors affecting our relative performance during the semiannual period was the Fund's core focus on higher quality growth companies with real earnings prospects.(end callout quote)

     One of the primary factors affecting our relative performance during the semiannual period was the Fund's core focus on higher quality growth companies with real earnings prospects. Equity market leadership during much of the six-month period was based on momentum rather than on quality or stock fundamentals. We simply did not hold the most aggressive stocks within the high beta sectors that rallied most. The opportunistic portion of the Fund, which holds higher growth potential stocks, partially offset this during much of the period. However, another factor affecting performance was that we had begun tapering back on the opportunistic portion of the Fund relative to the core portion during the third calendar quarter. The valuations of those lower quality but often faster

AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2003

                          Class A                Class B                      Class C                       Class Y
(Inception dates)        (3/20/95)              (5/14/84)                    (6/26/00)                     (3/20/95)
                     NAV(1)     POP(2)     NAV(1)    After CDSC(3)    NAV(1)     After CDSC(4)        NAV(5)       POP(5)
6 months*          +16.61%     +9.90%    +16.17%      +11.17%       +16.17%       +15.17%           +16.80%      +16.80%
1 year             +21.03%    +14.07%    +20.08%      +16.08%       +20.08%       +20.08%           +21.45%      +21.45%
5 years             -1.91%     -3.06%     -2.65%       -2.76%          N/A           N/A             -1.74%       -1.74%
10 year               N/A        N/A      +4.11%       +4.11%          N/A           N/A               N/A          N/A
Since inception     +5.34%     +4.61%       N/A          N/A        -23.83%       -23.83%            +5.49%        +5.49%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     growing companies were trading at comparable or even higher levels than their high quality counterparts. In the last two weeks or so of September, the broad equity market declined, due primarily to widespread profit-taking after several months of strong market performance. This short-lived but dramatic market decline was enough to outweigh the competitive performance of the previous months, and thus the Fund underperformed its benchmark index and peers. Also affecting the Fund during this period were the portfolio's poorly performing private placement investments.

     On a more specific level, an underweighting in the consumer sector and effective stock selection in both consumer and industrials boosted Fund performance through the semiannual period. Among the biggest contributors to Fund performance for the six months was industrials company Gentex, which provides electro-optical products for automobiles. Conversely, stock selection in technology and health care hurt Fund performance for the period. Still, Network Appliance in technology was a strong performer. MedImmune in healthcare performed well during the first half of the period, but then was among the biggest detractors from Fund performance during the second half.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The Fund had a substantially lower turnover rate during the semiannual period than it has had historically. Indeed, the bulk of the Fund's assets remained relatively constant through most of the six months. However, as we see signs of improvement in the U.S. economy, we have been shifting toward smaller mid-capitalization companies that have a cyclical kicker to their already attractive earnings growth. During the semiannual period, we selectively added a number of technology and health care companies to the portfolio, including WebMD Corp., ASM Lithography and MEMC Electronics. In other sectors, we established portfolio positions in low-cost air carrier Ryanair Holdings PLC and insurance provider WellChoice Inc. We also added to several existing positions across the sector spectrum. These included software company Mercury Interactive, entertainment software maker Electronic Arts, health care company Amylin Pharmaceuticals, payroll services provider Paychex, auto parts company Gentex, paperboard company Smurfit Stone, industrials firm Fastenal, and semiconductor company Integrated Circuit.

--------------------------------------------------------------------------------
6   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     We sold or trimmed several positions in the portfolio either because they had grown out of the mid-cap sector, because their valuations reached what we considered to be untenable levels or because we believed we could take advantage of better growth opportunities elsewhere. We eliminated Wendy's in consumer discretionary, PeopleSoft in technology and LifePoint Hospitals in health care. We trimmed Gilead Sciences in health care, Krispy Kreme in consumer discretionary and Sigma Aldrich in chemicals.

Q:   How do you intend to manage the Fund in the coming months?

A: In general, we are optimistic about the U.S. economy and the equity market and believe the Fund is well positioned for the coming months. We continue to manage using a bottom-up strategy, building the core of the Fund's portfolio with high quality growth companies -- companies with high returns on capital, high profitability and significant but sustainable growth rates. While we are carefully monitoring valuations, we also maintain an opportunistic portion of the portfolio. This opportunistic portion is intended to enable investors to participate in more unique growth stories that may be realized over a three- to nine-month time frame and that may be less followed by our peers. We believe that over the coming months we will continue to find opportunities across several sectors to exploit the improving U.S. economic growth. Within each sector, we are looking for opportunities to switch from more broadly diversified or service-oriented companies to niche players that are more narrowly focused on one product.

     Finally, we continue to find mid-cap companies a particularly appealing asset class within the equity market for several reasons. Mid-cap companies are often past the growing pain stage that many smaller companies go through but are not yet as widely recognized by the market overall as large-cap companies.

--------------------------------------------------------------------------------
7   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Strategy Aggressive Fund
Sept. 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.0%)
Issuer                                         Shares                Value(a)

Airlines (0.7%)
Ryanair Holdings ADR                          150,000(b,c)         $6,075,000

Automotive & related (1.6%)
Gentex                                        390,000(b)           13,587,600

Banks and savings & loans (1.3%)
New York Community Bancorp                    200,000               6,302,000
TCF Financial                                 100,000               4,795,000
Total                                                              11,097,000

Chemicals (1.2%)
Rohm & Haas                                   300,000              10,035,000

Computer hardware (2.8%)
Network Appliance                             735,000(b)           15,089,550
SanDisk                                       135,000(b)            8,604,900
Total                                                              23,694,450

Computer software & services (15.7%)
Affiliated Computer Services Cl A             227,000(b)           11,052,631
BEA Systems                                   610,000(b)            7,350,501
BISYS Group                                   250,000(b)            3,287,501
DST Systems                                   202,000(b)            7,595,201
Electronic Arts                               180,000(b)           16,601,400
Fiserv                                        380,000(b)           13,767,401
Intuit                                        200,000(b)            9,648,001
iPass                                         120,000(b)            2,820,001
Knowledge Mechanics Group                   1,175,160(b)                  119
Mercury Interactive                           300,000(b)           13,623,001
NetScreen Technologies                        440,000(b)            9,781,200
Paychex                                       300,000              10,179,000
PeopleSoft                                    235,000(b)            4,274,650
SRA Intl Cl A                                 200,000(b)            7,486,000
SunGard Data Systems                          505,000(b)           13,286,550
Total                                                             130,753,157

Electronics (10.3%)
Actel                                         181,300(b)            4,345,761
AMIS Holdings                                  94,100(b)            1,737,086
Analog Devices                                175,000(b)            6,653,500
ASML Holding                                  270,000(b,c)          3,545,100
Integrated Circuit Systems                    525,000(b)           15,771,000
KLA-Tencor                                    250,000(b)           12,850,000
Maxim Integrated Products                     100,000               3,950,000
MEMC Electronic Materials                     320,000(b)            3,491,200
Microchip Technology                          500,000              11,970,000
Novellus Systems                              200,000(b)            6,750,000
Sigmatel                                       18,550(b)              382,316
Teradyne                                      250,000(b)            4,650,000
Xilinx                                        330,000(b)            9,408,300
Total                                                              85,504,263

Energy (1.7%)
Apache                                        100,000               6,934,000
Devon Energy                                  150,000               7,228,500
Total                                                              14,162,500

Energy equipment & services (4.3%)
BJ Services                                   250,000(b)            8,542,500
ENSCO Intl                                    325,000               8,716,500
Grant Prideco                                 400,000(b)            4,076,000
Nabors Inds                                   240,000(b,c)          8,942,400
Weatherford Intl                              150,000(b)            5,667,000
Total                                                              35,944,400

Financial services (1.5%)
Alliance Data Systems                         303,000(b)            7,999,200
CapitalSource                                 135,000(b)            2,362,500
Chicago Mercantile Exchange                    30,000               2,064,300
Total                                                              12,426,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                         Shares                Value(a)

Health care products (12.3%)
Alcon                                         150,000(c)           $8,422,500
Amylin Pharmaceuticals                        500,000(b)           14,120,000
Barr Laboratories                             228,500(b)           15,585,985
Biomet                                        300,000              10,083,000
Celgene                                        50,000(b)            2,166,500
Genzyme                                       150,000(b)            6,937,500
Gilead Sciences                               170,000(b)            9,508,100
IDEC Pharmaceuticals                          225,000(b)            7,458,750
Medco Health Solutions                        265,000(b)            6,871,450
MedImmune                                     350,000(b)           11,553,500
Zimmer Holdings                               180,000(b)            9,918,000
Total                                                             102,625,285

Health care services (7.9%)
Anthem                                        100,000(b)            7,133,000
Caremark Rx                                   500,000(b)           11,300,000
Charles River Laboratories Intl               250,000(b)            7,672,500
Community Health Systems                      484,000(b)           10,502,800
First Health Group                            300,000(b)            7,845,000
Lincare Holdings                              265,000(b)            9,712,250
Mid Atlantic Medical Services                  90,000(b)            4,628,700
WebMD                                         790,000(b)            7,046,800
Total                                                              65,841,050

Household products (1.0%)
Church & Dwight                               227,000               7,942,730

Industrial services (1.5%)
Cintas                                        125,000               4,605,000
Fastenal                                      200,000               7,560,000
Total                                                              12,165,000

Industrial transportation (3.5%)
C.H. Robinson Worldwide                       165,000               6,139,650
Hunt (JB) Transport Services                  740,000(b)           19,254,800
Pacer Intl                                    170,400(b)            3,396,072
Total                                                              28,790,522

Insurance (3.2%)
Axis Capital Holdings                         215,000(c)            5,364,250
Everest Re Group                               60,000(c)            4,509,600
IPC Holdings                                  115,000(c)            4,025,000
WellChoice                                    100,000(b)            3,013,000
Willis Group Holdings                         326,000(c)           10,024,500
Total                                                              26,936,350

Lodging & gaming (0.8%)
Hilton Hotels                                 400,000               6,488,000

Media (7.7%)
Amazon.com                                    250,000(b)           12,090,000
Citadel Broadcasting                          290,000(b)            5,730,400
Cox Radio Cl A                                300,000(b)            6,561,000
Lin TV                                        350,000(b)            7,441,000
Scripps (EW) Cl A                              75,000               6,382,500
Univision Communications Cl A                 530,000(b)           16,922,900
Westwood One                                  300,000(b)            9,057,000
Total                                                              64,184,800

Multi-industry (7.0%)
Apollo Group Cl A                             200,000(b)           13,206,000
Corporate Executive Board                     225,000(b)           10,563,750
Danaher                                       126,000               9,306,360
Harman Intl Inds                               80,000               7,868,000
Hewitt Associates Cl A                        150,000(b)            3,652,500
Manpower                                      378,000              14,023,800
Total                                                              58,620,410

Paper & packaging (1.0%)
Smurfit-Stone Container                       570,000(b)            8,538,600

Restaurants (1.6%)
Brinker Intl                                  200,000(b)            6,672,000
Starbucks                                     225,000(b)            6,480,000
Total                                                              13,152,000

Retail -- general (4.6%)
AutoZone                                       47,000(b)            4,207,910
Bed Bath & Beyond                             300,000(b)           11,454,000
Dollar Tree Stores                            200,000(b)            6,700,000
Family Dollar Stores                          250,000               9,972,500
Talbots                                       165,000               5,750,250
Total                                                              38,084,660

Textiles & apparel (1.7%)
Chico's FAS                                   450,000(b)           13,788,000

Total common stocks
(Cost: $731,964,107)                                             $790,436,777

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Preferred stocks & other (1.5%)(b,f)
Issuer                                         Shares                Value(a)

Aurgin Systems                              2,285,975(d)                 $ --
Bandwidth9
  Series F                                  1,413,043(d)                   --
Bluestream Ventures LP                      4,800,000(e)            1,858,982
Dia Dexus
  CV Series C                                 795,698               3,083,330
Fibrogen
  Cv Series E                               1,113,586               3,000,001
Knowledge Mechanics Group
  Series B                                    235,032(d)                   --
Marketsoft
  Cv                                          698,770                 349,385
Mars
  Cv Series D                               2,142,857(d)                   --
  Cv Series G                               2,380,000(d)                   --
Nobex
  Series E                                  2,000,000                 600,000
Paxonet Communications
  Series C                                    861,064(d)                   --
Portera
  Series G                                  1,446,270(d)                   --
Sun Hill Software                             307,983                  15,399
Therox
  Cv Series H                                 814,130               3,256,521

Total preferred stocks & other
(Cost: $66,882,715)                                               $12,163,618

Bond (--%)

Issuer                  Coupon                Principal              Value(a)
                         rate                  amount
Mars
  Cv
   04-30-05             12.00%             $1,450,000(b,d,f)             $ --

Total bond
(Cost: $1,450,000)                                                       $ --

Short-term securities (3.0%)
Issuer                Annualized               Amount                Value(a)
                     yield on date           payable at
                      of purchase             maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nts
  12-04-03               1.08%             $7,600,000              $7,585,948
  12-05-03               1.06              10,000,000               9,981,219
Federal Natl Mtge Assn Disc Nt
  11-26-03               1.06               7,100,000               7,088,881

Total short-term securities
(Cost: $24,654,630)                                               $24,656,048

Total investments in securities
(Cost: $824,951,452)(g)                                          $827,256,443

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2003, the value of foreign securities represented 6.1% of net assets.

(d)  Negligible market value.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Sept. 30, 2003, the amount of capital committed to the LLC or LP for future investment was $3,200,000.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Sept. 30, 2003, is as follows:

     Security                          Acquisition                      Cost
                                          dates
     Aurgin Systems                     12-16-99                  $ 5,623,499
     Bandwidth9
         Series F                       11-01-00                   12,999,996
     Bluestream Ventures LP      06-28-00 thru 09-23-03             4,576,360
     Dia Dexus
         Cv Series C                    04-03-00                    6,166,660
     Fibrogen
         Cv Series E                    05-17-00                    5,000,001
     Knowledge Mechanics Group
         Series B                       02-28-02                           --
     Marketsoft
         Cv                             12-11-00                    3,409,998
     Mars
         Cv                      08-22-01 thru 08-24-02             1,450,000
         Cv Series D                    06-16-00                    4,500,000
         Cv Series G                    12-01-99                    5,000,000
     Nobex
         Series E                       05-04-99                    5,000,000
     Paxonet Communications
         Series C                04-04-01 thru 04-23-01             2,428,200
     Portera
         Series G                       11-10-00                    4,845,005
     Sun Hill Software                  07-21-00                    3,588,000
     Therox
         Cv Series H                    09-05-00                    3,744,998

(g) At Sept. 30, 2003, the cost of securities for federal income tax purposes was approximately $824,951,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 106,935,000
     Unrealized depreciation                                     (104,630,000)
                                                                 ------------
     Net unrealized appreciation                                $   2,305,000
                                                                -------------

--------------------------------------------------------------------------------
11   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Strategy Aggressive Fund

Sept. 30, 2003 (Unaudited) Assets
Investments in securities, at value (Note 1)*
   (identified cost $824,951,452)                                                                   $   827,256,443
Cash in bank on demand deposit                                                                                1,405
Capital shares receivable                                                                                    64,000
Dividends and accrued interest receivable                                                                   137,836
Receivable for investment securities sold                                                                11,717,724
                                                                                                         ----------
Total assets                                                                                            839,177,408
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       45,447
Payable for investment securities purchased                                                               1,806,635
Payable upon return of securities loaned (Note 5)                                                         5,081,500
Accrued investment management services fee                                                                   13,801
Accrued distribution fee                                                                                     10,632
Accrued service fee                                                                                               4
Accrued transfer agency fee                                                                                   8,718
Accrued administrative services fee                                                                           1,150
Other accrued expenses                                                                                      102,122
                                                                                                            -------
Total liabilities                                                                                         7,070,009
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                  $   832,107,399
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $       866,760
Additional paid-in capital                                                                            2,238,933,368
Net operating loss                                                                                       (4,894,068)
Accumulated net realized gain (loss) (Note 7)                                                        (1,405,103,652)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     2,304,991
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                            $   832,107,399
                                                                                                    ===============
Net assets applicable to outstanding shares:              Class A                                   $   594,537,889
                                                          Class B                                   $   233,504,300
                                                          Class C                                   $     2,505,851
                                                          Class Y                                   $     1,559,359
Net asset value per share of outstanding capital stock:   Class A shares           60,036,615       $          9.90
                                                          Class B shares           26,203,471       $          8.91
                                                          Class C shares              281,174       $          8.91
                                                          Class Y shares              154,768       $         10.08
                                                                                      -------       ---------------
*Including securities on loan, at value (Note 5)                                                    $     4,945,035
                                                                                                    ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Strategy Aggressive Fund

Six months ended Sept. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                              $    981,687
Interest                                                                                                    179,188
Fee income from securities lending (Note 5)                                                                   9,463
   Less foreign taxes withheld                                                                               (9,209)
                                                                                                             ------
Total income                                                                                              1,161,129
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,243,233
Distribution fee
   Class A                                                                                                  735,026
   Class B                                                                                                1,234,947
   Class C                                                                                                   12,580
Transfer agency fee                                                                                       1,568,756
Incremental transfer agency fee
   Class A                                                                                                  115,078
   Class B                                                                                                   95,340
   Class C                                                                                                    1,093
Service fee -- Class Y                                                                                          857
Administrative services fees and expenses                                                                   216,793
Compensation of board members                                                                                 5,425
Custodian fees                                                                                               31,801
Printing and postage                                                                                        227,682
Registration fees                                                                                            13,931
Audit fees                                                                                                   13,500
Other                                                                                                         7,208
                                                                                                              -----
Total expenses                                                                                            6,523,250
   Earnings credits on cash balances (Note 2)                                                                  (430)
                                                                                                               ----
Total net expenses                                                                                        6,522,820
                                                                                                          ---------
Investment income (loss) -- net                                                                          (5,361,691)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                7,625,600
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   122,573,676
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   130,199,276
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $124,837,585
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Strategy Aggressive Fund
                                                                                  Sept. 30, 2003      March 31, 2003
                                                                                 Six months ended       Year ended
                                                                                    (Unaudited)
Operations
Investment income (loss) -- net                                                    $ (5,361,691)     $  (12,699,944)
Net realized gain (loss) on investments                                               7,625,600        (252,490,575)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               122,573,676        (159,370,074)
                                                                                    -----------        ------------
Net increase (decrease) in net assets resulting from operations                     124,837,585        (424,560,593)
                                                                                    -----------        ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           42,704,276         153,841,043
   Class B shares                                                                     9,788,616          27,124,635
   Class C shares                                                                       247,205             701,635
   Class Y shares                                                                       396,351             720,672
Payments for redemptions
   Class A shares                                                                   (60,378,244)       (296,847,061)
   Class B shares (Note 2)                                                          (54,420,689)       (183,910,945)
   Class C shares (Note 2)                                                             (434,642)         (1,095,787)
   Class Y shares                                                                      (471,387)         (2,639,269)
                                                                                       --------          ----------
Increase (decrease) in net assets from capital share transactions                   (62,568,514)       (302,105,077)
                                                                                    -----------        ------------
Total increase (decrease) in net assets                                              62,269,071        (726,665,670)
Net assets at beginning of period                                                   769,838,328       1,496,503,998
                                                                                    -----------       -------------
Net assets at end of period                                                        $832,107,399      $  769,838,328
                                                                                   ============      ==============
Undistributed (excess of distributions over) net investment income                 $ (4,894,068)     $      467,623
                                                                                   ------------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Strategy Aggressive Fund
(Unaudited as to Sept. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of growth companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
16   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Sept. 30, 2003, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Sept. 30, 2003 was $12,163,618 representing 1.46% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Sept. 30, 2003, the Fund has entered into outstanding future capital commitments for limited partnership interests of $3,200,000.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
17   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $274,486 for the six months ended Sept. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan) non-interested board members may defer receipt of a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of American Express mutual funds, and are marked-to-market accordingly. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

--------------------------------------------------------------------------------
18   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $316,805 for Class A, $122,614 for Class B and $143 for Class C for the six months ended Sept. 30, 2003.

During the six months ended Sept. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $430 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $212,780,973 and $276,057,798, respectively, for the six months ended Sept. 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                         Six months ended Sept. 30, 2003
                                              Class A         Class B      Class C      Class Y
Sold                                        4,436,330       1,139,691       28,559       40,788
Issued for reinvested distributions                --              --           --           --
Redeemed                                   (6,304,375)     (6,295,990)     (50,458)     (44,969)
                                           ----------      ----------      -------      -------
Net increase (decrease)                    (1,868,045)     (5,156,299)     (21,899)      (4,181)
                                           ----------      ----------      -------       ------

                                                            Year ended March 31, 2003
                                              Class A         Class B      Class C      Class Y
Sold                                       15,817,175       3,181,338       82,038       75,426
Issued for reinvested distributions                --              --           --           --
Redeemed                                  (31,231,060)    (21,949,185)    (131,297)    (241,041)
                                          -----------     -----------     --------     --------
Net increase (decrease)                   (15,413,885)    (18,767,847)     (49,259)    (165,615)
                                          -----------     -----------      -------     --------

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2003, securities valued at $4,945,035 were on loan to brokers. For collateral, the Fund received $5,081,500 in cash. Income from securities lending amounted to $9,463 for the six months ended Sept. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
19   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,411,813,008 as of March 31, 2003 that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(g)      2003       2002       2001       2000
Net asset value, beginning of period                                       $8.49      $12.11     $13.43    $ 37.03     $22.88
Income from investment operations:
Net investment income (loss)                                                (.05)       (.11)      (.04)      (.05)      (.05)
Net gains (losses) (both realized and unrealized)                           1.46       (3.51)     (1.28)    (17.20)     21.58
Total from investment operations                                            1.41       (3.62)     (1.32)    (17.25)     21.53
Less distributions:
Distributions from realized gains                                             --          --         --      (6.35)     (7.38)
Net asset value, end of period                                             $9.90      $ 8.49     $12.11   $  13.43     $37.03

Ratios/supplemental data
Net assets, end of period (in millions)                                     $595        $526       $936     $1,088     $1,721
Ratio of expenses to average daily net assets(c)                           1.32%(d)    1.28%      1.09%      1.10%      1.06%
Ratio of net investment income (loss) to average daily net assets         (1.05%)(d)  (1.02%)     (.29%)     (.26%)     (.22%)
Portfolio turnover rate (excluding short-term securities)                    27%         63%       216%       137%       155%
Total return(e)                                                           16.61%(f)  (29.89%)    (9.83%)   (50.27%)   100.97%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(g)      2003       2002       2001       2000
Net asset value, beginning of period                                       $7.67      $11.02     $12.33    $ 35.06     $22.05
Income from investment operations:
Net investment income (loss)                                                (.08)       (.18)      (.14)      (.20)      (.22)
Net gains (losses) (both realized and unrealized)                           1.32       (3.17)     (1.17)    (16.18)     20.61
Total from investment operations                                            1.24       (3.35)     (1.31)    (16.38)     20.39
Less distributions:
Distributions from realized gains                                             --          --         --      (6.35)     (7.38)
Net asset value, end of period                                             $8.91      $ 7.67     $11.02    $ 12.33     $35.06

Ratios/supplemental data
Net assets, end of period (in millions)                                     $234        $241       $553       $794     $1,616
Ratio of expenses to average daily net assets(c)                           2.11%(d)    2.05%      1.86%      1.86%      1.81%
Ratio of net investment income (loss) to average daily net assets         (1.83%)(d)  (1.80%)    (1.04%)    (1.03%)    (1.00%)
Portfolio turnover rate (excluding short-term securities)                    27%         63%       216%       137%       155%
Total return(e)                                                           16.17%(f)  (30.40%)   (10.62%)   (50.63%)    99.59%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(g)      2003       2002      2001(b)
Net asset value, beginning of period                                       $7.67      $11.03     $12.33    $ 30.40
Income from investment operations:
Net investment income (loss)                                                (.08)       (.17)      (.13)      (.07)
Net gains (losses) (both realized and unrealized)                           1.32       (3.19)     (1.17)    (11.65)
Total from investment operations                                            1.24       (3.36)     (1.30)    (11.72)
Less distributions:
Distributions from realized gains                                             --          --         --      (6.35)
Net asset value, end of period                                             $8.91      $ 7.67     $11.03    $ 12.33

Ratios/supplemental data
Net assets, end of period (in millions)                                       $3          $2         $4         $3
Ratio of expenses to average daily net assets(c)                           2.12%(d)    2.08%      1.89%      1.86%(d)
Ratio of net investment income (loss) to average daily net assets         (1.84%)(d)  (1.83%)    (1.12%)     (.84%)(d)
Portfolio turnover rate (excluding short-term securities)                    27%         63%       216%       137%
Total return(e)                                                           16.17%(f)  (30.46%)   (10.54%)   (43.07%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                              2003(g)      2003       2002       2001       2000
Net asset value, beginning of period                                      $ 8.63      $12.28     $13.60    $ 37.33     $23.00
Income from investment operations:
Net investment income (loss)                                                (.05)       (.09)      (.01)      (.01)      (.01)
Net gains (losses) (both realized and unrealized)                           1.50       (3.56)     (1.31)    (17.37)     21.72
Total from investment operations                                            1.45       (3.65)     (1.32)    (17.38)     21.71
Less distributions:
Distributions from realized gains                                             --          --         --      (6.35)     (7.38)
Net asset value, end of period                                            $10.08      $ 8.63     $12.28    $ 13.60     $37.33

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2          $1         $4         $4        $--
Ratio of expenses to average daily net assets(c)                           1.13%(d)    1.07%       .91%       .96%       .89%
Ratio of net investment income (loss) to average daily net assets          (.86%)(d)   (.82%)     (.13%)     (.03%)     (.07%)
Portfolio turnover rate (excluding short-term securities)                    27%         63%       216%       137%       155%
Total return(e)                                                           16.80%(f)  (29.72%)    (9.77%)   (50.21%)   101.29%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2003 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP STRATEGY AGGRESSIVE FUND   --   2003 SEMIANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's next published Statement of Additional Information (SAI) which will be available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.


--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable.

Item 3.    Audit Committee Financial Expert.  Not applicable.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Not applicable.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Strategy Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2003



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2003